                               401(K) SAVINGS PLAN
                                       FOR
              EMPLOYEES OF LOUISVILLE GAS AND ELECTRIC COMPANY WHO
                      ARE REPRESENTED BY LOCAL 2100 OF IBEW

                            Effective January 1, 1998

                                TABLE OF CONTENTS

                                                                        Page No.

INTRODUCTION                                                                   1

DEFINITIONS                                                                    2
  Section 1.1       ADJUSTMENT                                                 2
  Section 1.2       ANNUAL ADDITIONS                                           2
  Section 1.3       BENEFICIARY                                                2
  Section 1.4       BOARD                                                      2
  Section 1.5       CODE                                                       2
  Section 1.6       COMMITTEE                                                  2
  Section 1.7       COMPANY                                                    2
  Section 1.8       COMPANY STOCK                                              2
  Section 1.9       COMPENSATION                                               3
  Section 1.10      CORPORATION                                                3
  Section 1.11      DEFINED BENEFIT PLAN                                       3
  Section 1.12      DEFINED CONTRIBUTION PLAN                                  3
  Section 1.13      DIVIDEND ELIGIBLE PARTICIPANT                              3
  Section 1.14      EARLY RETIREMENT DATE                                      4
  Section 1.15      EFFECTIVE DATE                                             4
  Section 1.16      EMPLOYEE                                                   4
  Section 1.17      EMPLOYER                                                   4
  Section 1.18      EMPLOYER CONTRIBUTIONS                                     4
  Section 1.19      ENTRY DATE                                                 4
  Section 1.20      ESOP                                                       4
  Section 1.21      ESOP DIVIDENDS                                             4
  Section 1.22      FIDUCIARY                                                  4
  Section 1.23      FORMER PARTICIPANT                                         4
  Section 1.24      HIGHLY COMPENSATED EMPLOYEES                               4
  Section 1.25      INDIVIDUAL ACCOUNT                                         7
  Section 1.26      INVESTMENT FUND                                            7
  Section 1.27      INVESTMENT MANAGER                                         7
  Section 1.28      LEASED EMPLOYEE                                            7
  Section 1.29      LG&E ENERGY CORP. COMMON STOCK FUND                        7
  Section 1.30      LIMITATION YEAR                                            7
  Section 1.31      MATCHING CONTRIBUTION ACCOUNT                              7
  Section 1.32      MATCHING CONTRIBUTIONS                                     8
  Section 1.33      NORMAL RETIREMENT DATE                                     8
  Section 1.34      PARTICIPANT                                                8
  Section 1.35      PAYING AGENT                                               8
  Section 1.36      PLAN                                                       8
  Section 1.37      PLAN YEAR                                                  8
  Section 1.38      PRIOR ESOP ACCOUNT                                         8

  Section 1.39      PRIOR PLAN                                                 8
  Section 1.40      ROLLOVER CONTRIBUTION                                      8
  Section 1.41      ROLLOVER CONTRIBUTION ACCOUNT                              8
  Section 1.42      SALARY REDIRECTION                                         8
  Section 1.43      SALARY REDIRECTION ACCOUNT                                 9
  Section 1.44      TOTAL AND PERMANENT DISABILITY                             9
  Section 1.45      TRUST AGREEMENT                                            9
  Section 1.46      TRUST FUND                                                 9
  Section 1.47      VALUATION DATE                                             9
  Section 1.48      TRUSTEE                                                    9

PARTICIPATION                                                                 10
  Section 2.1       ELIGIBILITY REQUIREMENTS                                  10
  Section 2.2       PLAN BINDING                                              10
  Section 2.3       REEMPLOYMENT                                              10
  Section 2.4       TRANSFERS                                                 10
  Section 2.5       BENEFICIARY DESIGNATION                                   11
  Section 2.6       NOTIFICATION OF INDIVIDUAL ACCOUNT BALANCE                11

CONTRIBUTIONS                                                                 12
  Section 3.1       SALARY REDIRECTION                                        12
  Section 3.2       MATCHING CONTRIBUTIONS                                    14
  Section 3.3       ROLLOVER AMOUNT FROM OTHER PLANS                          14
  Section 3.4       NONDISCRIMINATION TEST FOR SALARY REDIRECTION             15
  Section 3.5       MAXIMUM INDIVIDUAL DEFERRAL                               18
  Section 3.6       MISTAKE OF FACT                                           18

ALLOCATIONS TO INDIVIDUAL ACCOUNTS                                            19
  Section 4.1       INDIVIDUAL ACCOUNTS                                       19
  Section 4.2       INVESTMENT OF ACCOUNTS                                    19
  Section 4.3       VALUATION OF ACCOUNTS                                     20
  Section 4.4       TRUSTEE AND COMMITTEE JUDGMENT CONTROLS                   21
  Section 4.5       MAXIMUM ADDITIONS                                         21
  Section 4.6       CORRECTIVE ADJUSTMENTS                                    21
  Section 4.7       DEFINED CONTRIBUTION AND DEFINED
                        BENEFIT PLAN FRACTION                                 22

DISTRIBUTIONS                                                                 24
  Section 5.1       NORMAL RETIREMENT                                         24
  Section 5.2       EARLY RETIREMENT                                          24
  Section 5.3       LATE RETIREMENT                                           24
  Section 5.4       DEATH                                                     24
  Section 5.5       DISABILITY                                                24
  Section 5.6       TERMINATION OF EMPLOYMENT                                 24
  Section 5.7       COMMENCEMENT OF BENEFITS                                  24
  Section 5.8       MINIMUM DISTRIBUTIONS                                     25
  Section 5.9       METHODS OF PAYMENT                                        25

                                       ii

  Section 5.10      BENEFITS TO MINORS AND INCOMPETENTS                       27
  Section 5.11      UNCLAIMED BENEFITS                                        28
  Section 5.12      PARTICIPANT DIRECTED ROLLOVERS                            28

WITHDRAWALS                                                                   30
  Section 6.1       HARDSHIP WITHDRAWAL                                       30
  Section 6.2       PARTICIPANT LOANS                                         31

EMPLOYEE STOCK OWNERSHIP PLAN                                                 35
  Section 7.1       PURPOSE AND EFFECTIVE DATE                                35
  Section 7.2       INVESTMENT IN COMPANY STOCK                               35
  Section 7.3       PRIOR ESOP ACCOUNTS                                       35
  Section 7.4       GENERAL ESOP PROVISIONS                                   35
  Section 7.5       PUT OPTION                                                36
  Section 7.6       LOANS                                                     36
  Section 7.7       DISPOSITION OF DIVIDENDS ON COMPANY STOCK                 38
  Section 7.8       VOTING OF STOCK AND OTHER STOCK RIGHTS                    38
  Section 7.9       SECTION 16 COMPLIANCE                                     39

FUNDING                                                                       40
  Section 8.1       CONTRIBUTIONS                                             40
  Section 8.2       TRUSTEE                                                   40

FIDUCIARIES                                                                   41
  Section 9.1       GENERAL                                                   41
  Section 9.2       EMPLOYER                                                  41
  Section 9.3       TRUSTEE                                                   41
  Section 9.4       401(K) SAVINGS COMMITTEE                                  42
  Section 9.5       CLAIMS PROCEDURES                                         43
  Section 9.6       RECORDS                                                   44

AMENDMENT AND TERMINATION OF THE PLAN                                         45
  Section 10.1      AMENDMENT OF THE PLAN                                     45
  Section 10.2      TERMINATION OF THE PLAN                                   45
  Section 10.3      RETURN OF CONTRIBUTIONS                                   45

MISCELLANEOUS                                                                 48
  Section 11.1      GOVERNING LAW                                             48
  Section 11.2      CONSTRUCTION                                              48
  Section 11.3      ADMINISTRATION EXPENSES                                   48
  Section 11.4      PARTICIPANT'S RIGHTS                                      48
  Section 11.5      SPENDTHRIFT CLAUSE                                        48
  Section 11.6      MERGER, CONSOLIDATION OR TRANSFER                         49
  Section 11.7      COUNTERPARTS                                              49

 SIGNATURES                                                                   49

                                      iii

                                  INTRODUCTION

         Effective January 1, 1993, the Board of Directors of Louisville Gas and
Electric  Company  ("Sponsoring  Employer")  adopted the 401(k) Savings Plan for
Employees of Louisville  Gas and Electric  Company Who Are  Represented by Local
2100 of IBEW (the "Plan"), as hereinafter set forth.

         On January 1, 1998, the Louisville Gas and Electric Company  Employees'
Stock Ownership Plan and Trust participant balances were merged into the Plan.

         It is intended that this Plan, together with the Trust Agreement,  meet all the  requirements  of the  Internal  Revenue  Code of 1986,  as amended (the
"Code")  and the  Employee  Retirement  Income  Security  Act of 1974 as amended
("ERISA") and shall be interpreted,  wherever possible, to comply with the terms of the said laws,  as amended,  and all formal  regulations  and rulings  issued thereunder.  It is also intended  that this Plan shall be a profit  sharing plan under Code Section 401(a).

                                    ARTICLE 1

                                   DEFINITIONS

Section 1.1       ADJUSTMENT   means  the  net   increases  and decreases in the
                  market  value of the  Trust  Fund  during a Plan Year or other period  exclusive of any  contribution or distribution  during such year or other period.  Such increases and decreases shall include such items as realized or unrealized  investment gains and losses and investment  income, and may include expenses of administering the Trust Fund and the Plan.

Section 1.2       ANNUAL ADDITIONS means for  any  Employee  in  any  Limitation
                  Year, the sum of Employer  Contributions,  Salary Redirection,
                  and  forfeitures   allocated  to  the  Employee's   Individual
                  Account.  Amounts allocated to an individual  medical account, as defined in Section 415(l) of the Code,  which is part of an annuity or pension plan maintained by the Employer are treated as Annual  Additions  to a Defined  Contribution  Plan.  Also,
                  amounts derived from  contributions  paid or accrued which are attributable to post-retirement  medical benefits allocated to the separate  account of a Key Employee as required by Section
                  419A(d) of the Code,  maintained by the Employer,  are treated as Annual Additions to a Defined Contribution Plan.

Section 1.3       BENEFICIARY  means any person  designated by a Participant  to receive such benefits as may become  payable  hereunder  after the  death  of such  Participant,  provided,  however,  that a married  Participant may not name as his  Beneficiary  someone other than his spouse unless the spouse consents in writing to such  designation,  which consent shall be  acknowledged  by a
                  Plan representative or by a notary public.

Section 1.4       BOARD means the Board of Directors of the Employer.

Section 1.5       CODE  means  the  Internal Revenue Code of 1986 as amended and revised.

Section 1.6       COMMITTEE means the Benefits Committee provided for in Article
                  9 hereof.

Section 1.7       COMPANY  means  Louisville  Gas  and  Electric Company and all of the legal entities which are part of a controlled  group or affiliated  service  group with  Louisville  Gas and  Electric
                  Company  pursuant to the  provisions of Code Sections  414(b),
                  (c), (m), or (o).

Section 1.8       COMPANY  STOCK  means  the   common   stock   issued   by  the
                  Corporation  having a combination of voting power and dividend rates equal to or in excess of

                           (a)      That   class   of   common   stock   of  the
                                    Corporation   having  the  greatest   voting
                                    power,

                           (b)      That   class   of   common   stock   of  the
                                    Corporation  having  the  greatest  dividend
                                    rights.

Section 1.9       COMPENSATION means, for any Plan Year, base compensation  paid to an Employee by the Employer,  increased by amounts deferred pursuant  to  Code  Sections  125  (flexible  benefit  plans),
                  402(a)(8) (salary redirection),  and 402(h)(1)(B)  (simplified employee plans),  including a one thousand five hundred dollar
                  ($1,500)  lump  sum  payment  amount  to be paid  on or  about
                  January  6,  1995  and  excluding,   without  limitation,  any
                  overtime,  shift  differential  and any other forms of premium compensation  paid by the  Employer.  In the Plan Year  during which an Employee  becomes a  Participant,  only  remuneration paid  in the  portion  of the  Plan  Year  in  which  he was a
                  Participant  shall be  considered  Compensation.  Compensation shall be limited to two hundred thousand dollars ($200,000) or such  greater  amount as  determined  pursuant to Code Section
                  401(a)(17).  Effective January 1, 1994  Compensation  shall be limited to one hundred and fifty thousand  dollars  ($150,000)
                  or such greater amount as determined  pursuant to Code Section
                  401(a)(17).  In determining the  compensation of a Participant
                  for  purposes  of  this  limitation,   the  rules  of  Section
                  414(q)(6)  of the Code shall  apply,  except in applying  such rules,  the term "family" shall include only the spouse of the
                  Participant and any lineal  descendants of the Participant who have not attained  age  nineteen  (19) before the close of the year.  If, as a result of the  application  of such  rules the adjusted two hundred  thousand  dollar  ($200,000)  or the one hundred and fifty  thousand  dollar  ($150,000)  limitation is exceeded, then (except for purposes of determining the portion of  compensation  up to the  integration  level  if this  Plan provides for permitted  disparity),  the  limitation  shall be prorated among the affected  individuals in proportion to each individual's  compensation  as  determined  under this Section prior to the application of this limitation.

Section 1.10      CORPORATION means LG&E Energy Corp. and its successors.

Section 1.11      DEFINED   BENEFIT  PLAN   means   a   plan   established   and
                  qualified under Section 401 of the Code,  except to the extent it is, or is treated as, a Defined Contribution Plan.

Section 1.12      DEFINED    CONTRIBUTION   PLAN   means   a   plan   which   is
                  established and qualified under Section 401 of the Code, which provides  for  an  individual  account  for  each  participant
                  therein  and  for   benefits   based   solely  on  the  amount
                  contributed  to each  participant's  account  and any  income, expenses, gains or losses (both realized and unrealized) which may be allocated to such account.

Section 1.13      DIVIDEND ELIGIBLE PARTICIPANT means a Participant who will not reach the maximum  individual  deferral amount as described in
                  Section 3.5 or a  Participant  who has not reached the maximum
                  Compensations  amount described in Section 1.9 herein, and all
                  Former Participants, alternate payees and Beneficiaries.

Section 1.14      EARLY  RETIREMENT  DATE means the earlier of (i) the date  the
                  Participant  attains age fifty-five  (55) or (ii) the date the
                  Participant is credited with thirty-five (35),  effective June
                  1, 1996 the date the  Participant is credited with thirty (30)
                  years of vesting service under the Retirement  Income Plan for
                  Employees  of  Louisville  Gas and  Electric  Company  Who Are
                  Represented by Local 2100 of IBEW.

Section 1.15      EFFECTIVE DATE means January 1, 1993m  the  effective  date of the  Prior  Plan.  The  effective  date  of this  amended  and restated Plan is January 1, 1998.

Section 1.16      EMPLOYEE  means  any  person  employed  by  the Employer,  who is a member  of Local  2100 of IBEW  and who is  eligible  for coverage  hereunder.  The term  "Employee"  shall  exclude any person who is a Leased Employee.

Section 1.17      EMPLOYER  means  Louisville  Gas  and  Electric  Company.  The
                  Sponsoring  Employer  shall  be  Louisville  Gas and  Electric
                  Company.

Section 1.18      EMPLOYER  CONTRIBUTIONS means Matching Contributions made   to
                  the Trust Fund by the Employer.  Salary  Redirection shall not be included in the term  Employer  Contributions  when used in this Plan.

Section 1.19      ENTRY DATE means the first day of each  calendar month  during each Plan Year.

Section 1.20      ESOP means  the  Employee  Stock  Ownership  Plan  established pursuant to Article 7 of the Plan.

Section 1.21      ESOP  DIVIDENDS  means  those  amounts  distributed during the
                  Plan Year to a Participant as dividends on stock  allocated to such  Participant's  account  under  the  Louisville  Gas  and
                  Electric Company  Employees' Stock Ownership Plan or effective
                  January 1, 1998, Article 7 of the Plan.

Section 1.22      FIDUCIARY means the Employer,  the Trustee, the Committee  and any  individual,  corporation,  firm  or  other  entity  which assumes, in accordance with Article 9, responsibilities of the
                  Employer,  the  Trustee  or  the  Committee  with  respect  to management of the Plan or the disposition of its assets.

Section 1.23      FORMER PARTICIPANT means a Participant whose participation  in the Plan has  terminated  but who has not received  payment in full of the balance in his  Individual  Account to which he is entitled.

Section 1.24      HIGHLY COMPENSATED  EMPLOYEES will be determined in accordance with the following:

                  (a)      HIGHLY  COMPENSATED  EMPLOYEE  means an employee  who
                           during the look back year or the determination year:

                           (1)      Was at any time a five percent (5%) owner of
                                    the Employer;

                           (2)      Received  compensation  from the  Company in
                                    excess  of  seventy-five   thousand  dollars
                                    ($75,000)  (or such higher  amount as may be
                                    provided under Code Section 414(q));

                           (3)      Received  compensation  from the  Company in
                                    excess of fifty thousand  dollars  ($50,000)
                                    (or such  higher  amount as may be  provided
                                    under  Code  Section  414(q))  and  was in a
                                    group  consisting of the top twenty  percent
                                    (20%) of the  employees  of the Company when
                                    ranked on the basis of compensation; or

                           (4)      Was at any  time  an  officer  and  received
                                    compensation   greater  than  fifty  percent
                                    (50%)  of  the  maximum  amount  under  Code
                                    Section  415(b)(1)(A).  Not more than  fifty
                                    (50) officers (or, if lesser, the greater of
                                    three (3)  employees or ten percent (10%) of
                                    the  employees)  shall be  considered  under
                                    this   Subsection   as  Highly   Compensated
                                    Employees. If no officer is described above,
                                    then  the  highest  paid  officer  shall  be
                                    treated as described in this item (4).

                  (b)      If the employee was not a Highly Compensated Employee
                           for  the  look  back  year,  then  he  shall  not  be
                           considered  a  Highly  Compensated  Employee  for the
                           determination  year unless he is a five  percent (5%)
                           owner of the  Employer or one of the highest paid one
                           hundred  (100)  employees  and meets the  criteria of
                           items  (2),  (3)  or (4) of  Subsection  (a) of  this
                           Section.

                  (c)      If the Highly Compensated  Employee is a five percent
                           (5%)  owner  or one  of  the  ten  (10)  most  highly
                           compensated  employees,  then  the  compensation  and
                           contributions  of employees  who are spouses,  lineal
                           descendants,   ascendants   or   spouses   of  lineal
                           descendants or ascendants of such Highly  Compensated
                           Employees   shall  be   attributed   to  the   Highly
                           Compensated  Employee and the  employees who are such
                           relatives   shall  not  be   considered  as  separate
                           employees.  In the event that family  aggregation  is
                           required,  the limitation on compensation pursuant to
                           Code Section 401(a)(17) will be allocated among those
                           family  members who have not  attained  age  nineteen
                           (19) by the close of the Plan Year by multiplying the
                           limitation  by a fraction,  the numerator of which is
                           the individual  family member's  compensation and the
                           denominator of which is the total compensation of all
                           members of the family  group or in such other  manner
                           as provided by regulation and  pronouncements  of the
                           Internal Revenue Service.

                  (d)      For  purposes  of  determining   Highly   Compensated
                           Employees,  compensation shall mean compensation paid
                           by the Company for purposes of Code Section 415(c)(3)
                           and shall include amounts  deferred  pursuant to

                           Code Sections 125 (flexible benefit plans); 402(a)(8)
                           (salary  redirection);  and 402(h)(1)(B)  (simplified
                           employee plans).

                  (e)      For purposes of  determining  the top twenty  percent
                           (20%) of employees and the number of officers counted
                           as  Highly  Compensated   Employees,   the  following
                           employees shall be excluded:

                           (1)      Employees  who  have not  completed  six (6)
                                    months of service,

                           (2)      Employees   who  normally   work  less  than
                                    seventeen  and one-half  (17-1/2)  hours per
                                    week,

                           (3)      Employees  who normally work during not more
                                    than six (6) months during the Plan Year,

                           (4)      Employees   who   have  not   attained   age
                                    twenty-one (21),

                           (5)      Employees who are non-resident aliens.

                  (f)      A  former  employee  shall  be  treated  as a  Highly
                           Compensated  Employee  if  (1)  such  employee  was a
                           Highly   Compensated   Employee  when  such  employee
                           separated  from Service,  or (2), such employee was a
                           Highly   Compensated   Employee  at  any  time  after
                           attainment of age fifty-five (55).

                  (g)      Except as  otherwise  provided in this  Section,  the
                           term  "look back  year"  shall  mean the twelve  (12)
                           month period immediately  preceding the determination
                           year.

                  (h)      Except as otherwise provided in this Section the term
                           "determination  year"  shall  mean the  current  Plan
                           Year.

                  (i)      To the extent  permitted  by  regulations  under Code
                           Section  414(q),  the  Employer may elect to make the
                           look  back  year  calculation  on  the  basis  of the
                           calendar  year ending  with or within the  applicable
                           determination   year   (or,   in   the   case   of  a
                           determination  year that is shorter  than twelve (12)
                           months,  the calendar  year ending with or within the
                           twelve (12) month  period  ending with the end of the
                           determination  year). In such case, the Employer must
                           make the determination  year calculation on the basis
                           of the  period  (if  any)  by  which  the  applicable
                           determination year extends beyond such calendar year.
                           If the Employer  makes the  election  provided for in
                           this  Subsection,  such  election  must be made  with
                           respect to all plans,  entities and  arrangements  of
                           the Employer.

                  (j)      The  determination  of Highly  Compensated  Employees
                           shall be determined on a Company wide basis and shall
                           not  be  determined  on  an  Employer-by-Employer  or
                           plan-by-plan basis.

                  (k)      If the  Employer  so elects  for a year,  item (2) of
                           Subsection  (a) of this  Section  shall be applied by
                           substituting  fifty  thousand  dollars  ($50,000)  in
                           place of seventy-five thousand dollars ($75,000), and
                           item (3) of Subsection  (a) of this Section shall not
                           apply, provided that:

                           (1)      At all times during such year,  the Employer
                                    maintained  substantial  business activities
                                    and  employed  employees in at least two (2)
                                    significantly separate geographic areas, and

                           (2)      The Employer satisfies such other conditions
                                    as may be prescribed by the Secretary of the
                                    Treasury.

                  (l)      The  determination  of Highly  Compensated  Employees
                           shall be  governed  by Code  Section  414(q)  and the
                           regulations issued thereunder.

Section 1.25      INDIVIDUAL  ACCOUNT  means  the  detailed  record  kept of the amounts  credited or charged to each Participant in accordance with the terms hereof. Such Individual Account is comprised of the  following  accounts:  a  Salary  Redirection  Account,  a
                  Matching   Contribution   Account,  a  Rollover   Contribution
                  Account, and effective January 1, 1998 the Prior ESOP Account.

Section 1.26      INVESTMENT FUND means the investment fund established pursuant to Section 4.2.

Section 1.27      INVESTMENT   MANAGER   means  a   Fiduciary   (other  than the
                  Trustee or other named  Fiduciary) as defined in Section 3(38)
                  of the Employee  Retirement Income Security Act of 1974 who is
                  appointed by the Employer pursuant to Section 9.3.

Section 1.28      LEASED  EMPLOYEE shall mean any person (other than an employee of the  recipient)  who provides  services to the recipient if such  services are provided  pursuant to an agreement  between the recipient and any other person  ("leasing  organization"), such person has performed  such services for the recipient (or for  the  recipient  and any  related  persons  determined  in accordance  with Code Section  414(n)(6))  on a  substantially full-time  basis  for a  period  of one  (1)  year,  and  such services are of a type historically  performed by employees in the business field of the recipient employer.

Section 1.29      LG&E  ENERGY  CORP. COMMON STOCK FUND means the fund  invested primarily in shares of Company Stock.

Section 1.30      LIMITATION  YEAR   means  the   twelve   (12)   month   period
                  beginning on January 1 and ending on December 31.

Section 1.31      MATCHING   CONTRIBUTION   ACCOUNT   means  that  portion  of a
                  Participant's  Individual Account attributable to (i) Matching
                  Contributions   allocated  to  such  Participant  pursuant  to
                  Section 3.2 and (ii) the  Participant's  proportionate  share, attributable

                  to his  Matching  Contribution  Account,  of the  Adjustments,
                  reduced by any  distributions  from such  Account  pursuant to
                  Article 5 and any  withdrawals  from such Account  pursuant to
                  Article 6.

Section 1.32      MATCHING CONTRIBUTIONS means contributions made  to  the Trust
                  Fund by the Employer pursuant to Section 3.2.

Section 1.33      NORMAL  RETIREMENT  DATE means the first day of the month
                  coincident   with  or   next   following   the   Participant's
                  sixty-fifth  (65th) birthday.  The Normal Retirement Age shall be age sixty-five (65).

Section 1.34      PARTICIPANT means any Employee who becomes  a  Participant  as provided in Article 2 hereof.

Section 1.35      PAYING AGENT means the payroll  department of the Company
                  or  a  participating   subsidiary,   acting  as  agent  for  a
                  Participant,  or  the  trustees  of  the  Louisville  Gas  and
                  Electric Company Employees' Stock Ownership Plan and Trust, or
                  effective January 1, 1998, the Trustee of the Plan.

Section 1.36      PLAN  means the  401(k)  Savings  Plan for  Employees  of
                  Louisville  Gas and Electric  Company Who Are  Represented  by
                  Local 2100 of IBEW.

Section 1.37      PLAN YEAR means  the twelve (12)  month  period  beginning  on
                  January 1 and ending on December 31.

Section 1.38      PRIOR  ESOP  ACCOUNT   means  the  portion  of the  Individual
                  Account  attributable  to the  balance  transferred  from  the
                  Louisville Gas and Electric  Employees'  Stock Ownership Plan,
                  effective January 1, 1998.

Section 1.39      PRIOR   PLAN  means  the  401(k) Savings Plan for Employees of
                  Louisville  Gas and Electric  Company Who Are  Represented  by
                  Local 2100 of IBEW, effective January 1, 1993.

Section 1.40      ROLLOVER  CONTRIBUTION   means   contributions   made  to  the
                  Trust Fund by an Employee pursuant to Section 3.3.

Section 1.41      ROLLOVER  CONTRIBUTION   ACCOUNT  means  that  portion  of  an
                  Employee's  Individual  Account  attributable  to (i) Rollover
                  Contributions   pursuant   to   Section   3.3  and   (ii)  the
                  Participant's   proportionate   share,   attributable  to  his
                  Rollover Contribution Account, of the Adjustments,  reduced by any distributions  from such Account pursuant to Article 5 and any withdrawals from such Account pursuant to Article 6.

Section 1.42      SALARY  REDIRECTION  means  contributions   made  to the Trust
                  Fund by the Employer pursuant to Section 3.1.

Section 1.43      SALARY  REDIRECTION   ACCOUNT   means   that   portion   of  a
                  Participant's  Individual  Account  attributable to (i) Salary
                  Redirection amounts made on his behalf pursuant to Section 3.1 and (ii) the Participant's  proportionate share,  attributable to his Salary Redirection Account, of the Adjustments, reduced by any  distributions  from such Account pursuant to Article 5 and any withdrawals from such Account pursuant to Article 6.

Section 1.44      TOTAL  AND  PERMANENT  DISABILITY  or  TOTALLY AND PERMANENTLY
                  DISABLED   means   totally  and   permanently   incapacitated,
                  physically   or  mentally,   from   engaging  in  any  gainful
                  occupation or employment  and qualifies as disabled  under the
                  Retirement  Income Plan for  Employees of  Louisville  Gas and
                  Electric Company Who Are Represented by Local 2100 of IBEW.

Section 1.45      TRUST  AGREEMENT  means  the  agreement   entered into between
                  the Employer and the Trustee pursuant to Article 8 hereof.

Section 1.46      TRUST FUND means the  trust  fund  created  in accordance with
                  Article 8 hereof.

Section 1.47      TRUSTEE  means  such   individual  or  corporation as shall be
                  designated in the Trust  Agreement to hold in trust any assets of the Plan for the purpose of  providing  benefits  under the
                  Plan,  and shall  include  any  successor  trustee  designated thereunder.

Section 1.48      VALUATION   DATE   means  the  date  the   Investment  Manager
                  values the assets of the  Investment  Fund. The Valuation Date will occur at least once a year.

                                    ARTICLE 2

                                  PARTICIPATION

Section 2.1       ELIGIBILITY REQUIREMENTS

                  Each Employee shall be eligible to participate as of the Entry
                  Date  coincident  with or next following the completion of six
                  (6) months of continuous employment.

Section 2.2       PLAN BINDING

                  Upon becoming a Participant, a Participant shall be bound then and  thereafter  by the  terms  of this  Plan  and  the  Trust
                  Agreement,  including all amendments to the Plan and the Trust
                  Agreement made in the manner herein authorized.

Section 2.3       REEMPLOYMENT

                  (a)      Termination  of  employment  shall be deemed to occur
                           when an Employee has an interruption in continuity of
                           his employment by the Company.  Such  termination may
                           have resulted from  retirement,  death,  voluntary or
                           involuntary  termination of employment,  unauthorized
                           absence, or by failure to return to active employment
                           with the Company or to retire by the date on which an
                           authorized leave of absence expired.

                  (b)      If an  Employee  who was not  eligible  to  become  a
                           Participant  in the Plan  during his prior  period of
                           employment  is  reemployed,  he shall be  eligible to
                           participate   in  the  Plan  after  he  has  met  the
                           requirements of Section 2.1.

                  (c)      If an  Employee  who was a  Participant  in the  Plan
                           during his prior period of employment is  reemployed,
                           he shall be eligible to again become a Participant as
                           of  the  first  payroll   coincident   with  or  next
                           following his change in status.

                  (d)      If a  person  employed  by the  Employer  becomes  an
                           Employee  as defined  under  this  Plan,  he shall be
                           eligible to participate in the Plan as of the date of
                           his  change  in  status,  provided  he  has  met  the
                           requirements  of Section  2.1. If person  employed by
                           the  Employer  ceases to be an  Employee  as  defined
                           under  the  Plan  he  will  cease  to  be  an  active
                           Participant   effective  as  of  the  first   payroll
                           coincident  with  or next  following  his  change  in
                           status.

Section 2.4       TRANSFERS

                  When an employee is no longer eligible for participation under the terms of this Plan but is eligible for participation under the  Louisville  Gas and Electric

                                       10

                  Company 401(k) Savings Plan  (salaried  plan),  administrative adjustments  to transfer such  employee to the salaried  plan, shall be made as soon as practicable.

Section 2.5       BENEFICIARY DESIGNATION

                  Upon  commencing   participation,   each   Participant   shall
                  designate a Beneficiary  on forms  furnished by the Committee.
                  Such  Participant  may  then  from  time  to time  change  his
                  Beneficiary  designation  by written  notice to the  Committee and, upon such change, the rights of all previously designated
                  Beneficiaries  to receive any  benefits  under this Plan shall cease. A married  Participant  may not name as his Beneficiary someone  other than his spouse  unless the spouse  consents in
                  writing  to  such   designation,   which   consent   shall  be
                  acknowledged by a Plan  representative  or by a notary public.
                  If the Beneficiary  designation  consented to by the spouse is not limited to a specific Beneficiary ("general consent"), the consent must  acknowledge that the spouse has a right to limit consent to a specific  Beneficiary.  The consent of the spouse must be obtained each time the Beneficiary is changed,  unless a general consent is given. If, at the time of a Participant's
                  death  while  benefits  are  still   outstanding,   his  named
                  Beneficiary  does not survive him, the benefits  shall be paid to his named contingent Beneficiary. If a deceased Participant is not survived by either a named  Beneficiary  or  contingent
                  Beneficiary (or if no Beneficiary was effectively  named), the benefits  shall  be  paid in a  single  sum to the  person  or persons in the first of the  following  classes of  successive preference beneficiaries then surviving: the Participant's (i)
                  surviving spouse, (ii) children,  (iii) parents, (iv) brothers
                  and  sisters,   (v)  executors  and  administrators.   If  the
                  Beneficiary  or contingent  Beneficiary is living at the death of the  Participant,  but such person dies prior to  receiving the entire death benefit,  the remaining portion of such death benefits  shall be paid in a single  sum to the estate of such deceased Beneficiary or contingent Beneficiary.

Section 2.6       NOTIFICATION OF INDIVIDUAL ACCOUNT BALANCE

                  At least once each Plan Year or more  frequently as determined by the Committee,  the Committee shall notify each Participant
                  of  the   amount   of  his  share  in  the   Adjustments   and
                  Contributions  for  the  period  just  completed,  and the new balance of his Individual Account.

                                       11

                                    ARTICLE 3

                                  CONTRIBUTIONS

Section 3.1       SALARY REDIRECTION

                  Each Employee who satisfies  the  requirements  of Section 2.1 may  elect  to have  Salary  Redirection  made on his  behalf, commencing on the date specified in Section 2.1. Such election shall be made by entering into a Salary Redirection  agreement with the Employer in which it is agreed that the Employer will redirect  a  portion  of the  Participant's  Compensation  and contribute that designated  amount to the Trust Fund on behalf of the Participant in accordance with the following.

                  (a)      SALARY REDIRECTION AGREEMENT.  Each eligible Employee
                           may enter into a Salary  Redirection  agreement under
                           which the Employee's Employer will redirect a portion
                           of the Participant's Compensation during each payroll
                           period in an amount  equal to an integral  percentage
                           from one  percent  (1%) to sixteen  percent  (16%) of
                           such  Compensation  and contribute such percentage to
                           the Trust Fund on behalf of the Participant.

                  (b)      SUBMISSION OF FORM.  In order for Salary  Redirection
                           to commence on the appropriate date (the beginning of
                           a payroll period),  the Salary Redirection  agreement
                           must be received by the  Committee or effective  June
                           1,  1998,  the  designee  of the  Committee  at least
                           fifteen   (15)   days   prior  to  the  date   Salary
                           Redirection is to start. Notwithstanding the above, a
                           terminated  Participant  who  is  reemployed  and  is
                           eligible to participate  upon  reemployment may enter
                           into   a   Salary   Redirection   Agreement   on  his
                           reemployment  date to be applicable  to  Compensation
                           earned  on  and  after  such  date.  In the  event  a
                           Participant   does  not  so  elect   when   initially
                           eligible,  he may  subsequently  elect to have Salary
                           Redirection  made on his behalf  commencing  with the
                           first  day of any  payroll  period  which is at least
                           fifteen (15) days after the date his election form is
                           delivered to the  Committee.  The Salary  Redirection
                           agreement   shall  be  on  a  form  provided  by  the
                           Committee  or  effective  June 1,  1998,  in a manner
                           prescribed by the  Committee.  Such  agreement  shall
                           authorize   the   Employer  to  reduce   Compensation
                           otherwise payable to the Participant  during each pay
                           period by the amount of Salary Redirection elected.

                  (c)      CHANGE IN REDIRECTED AMOUNTS. A Participant  electing
                           to have Salary  Redirection made on his behalf to the
                           Plan  pursuant  to this  Section,  may,  on a  Salary
                           Redirection  agreement  provided by and  submitted to
                           the  Committee,   increase  or  decrease  his  Salary
                           Redirection  amount (within the  appropriate  minimum
                           and  maximum)  as of the  first  day  of any  payroll
                           period which is at least  fifteen (15) days after the
                           date his election form is received by the  Committee,
                           but not  retroactively.  Effective  June 1,  1998,  a
                           Participant  electing to have Salary Redirection made
                           on his behalf to the

                                       12

                           Plan  pursuant  to  this  Section  may  in  a  manner
                           prescribed  by the  Committee,  enter  into a  Salary
                           Redirection  Agreement  to increase  or decrease  his
                           Salary  Redirection  amount  (within the  appropriate
                           minimum  and  maximum)  as of  the  first  day of any
                           payroll  period  which is at least  fifteen (15) days
                           after   the   date   of   his   election,   but   not
                           retroactively. The Salary Redirection agreement shall
                           state the amount of Salary  Redirection he desires to
                           have made.

                  (d)      CESSATION OF  REDIRECTION.  Any Participant may elect
                           to  cease  future  Salary  Redirection  to  the  Plan
                           effective with the first regular  payroll period that
                           it is  administratively  possible to do so  following
                           notification.  In  the  event  any  such  Participant
                           desires   thereafter  to  recommence   having  Salary
                           Redirection  made on his behalf,  he shall be allowed
                           to do so effective  with the first day of any payroll
                           period  which is at least  fifteen  (15)  days  after
                           receipt of  written  notice by the  Committee  on the
                           appropriate  form stating or effective  June 1, 1998,
                           in the manner  prescribed be the Committee the amount
                           of Salary Redirection he desires to have made.

                  (e)      NOTICE  REQUIREMENTS.  Any of the notice requirements
                           in this Section may be lengthened or shortened by the
                           Committee if it finds it  administratively  necessary
                           or  feasible  to do so,  with such  discretion  being
                           exercised in a nondiscriminatory manner.

                  (f)      PAYMENT TO  TRUSTEE.  The  Employer  shall pay to the
                           Trustee any Salary  Redirection made on behalf of any
                           Participant  within a reasonable  time  following the
                           end of each  regular  pay  period,  but no later than
                           ninety (90) days  beginning on the date on which such
                           Salary  Redirection  would  otherwise  be paid to the
                           Participant in cash.  Effective February 3, 1997, the
                           Employer   shall  pay  to  the   Trustee  any  Salary
                           Redirection  made on behalf of any  Participant as of
                           the  earliest  date on which such Salary  Redirection
                           can  reasonably  be  segregated  from the  Employer's
                           general  assets,  but no  later  than  the  fifteenth
                           (15th)  business day of the month following the month
                           in which the Salary  Redirection  is  received by the
                           Employer or the fifteenth  (15th) business day of the
                           month   following  the  month  in  which  the  Salary
                           Redirection  would otherwise have been payable to the
                           Participant in cash.

                  (g)      AMOUNTS OF ESOP DIVIDENDS DEEMED DEFERRED.  Effective
                           January 1, 1996, a Dividend Eligible Participant will
                           be   deemed  to  have   elected   to  have  a  Salary
                           Redirection  made on his  behalf in the amount of the
                           ESOP  Dividends  paid to him in cash,  subject to the
                           limits of Sections 401(k), 402(g) and 415 of the Code
                           and   the   regulations   thereunder,    unless   the
                           Participant    elects   otherwise   by   making   the
                           appropriate election with the Committee in the manner
                           prescribed  by the  Committee.  Effective  January 1,
                           1998 a Dividend  Eligible  Participant will be deemed
                           to have elected to

                                       13

                           have a Salary  Redirection  made on his behalf in the
                           amount of the ESOP  deferrals  made  pursuant to this
                           Subsection 3.1(g), shall not be taken into account in
                           the   calculation   of  the   percentage   of  salary
                           redirected pursuant to Subsection 3.1(a).

Section 3.2       MATCHING CONTRIBUTIONS

                  For each Accounting Year in which the Employer has net profits or  accumulated  net profits,  as determined  under  generally accepted  accounting  principles,  the Employer  shall make an
                  Employer  Matching  Contribution  from  such  net  profits  or accumulated  net  profits  to the  Trust  Fund  on  behalf  of eligible  Participants.  The Matching  Contribution will be an
                  amount   necessary  to  match   thirty-three   percent  (33%),
                  effective  as of the first pay  period of 1999  fifty  percent
                  (50%),  of the  eligible  Participants'  net  eligible  Salary
                  Redirection  made to the  Trust  Fund for the Plan  Year.  Net eligible Salary  Redirection  means Salary  Redirection not to exceed six percent (6%) of Compensation  during the Plan Year, which Salary Redirection has not been withdrawn.  For purposes of calculating  net eligible Salary  Redirection,  withdrawals shall be deemed to have  been  made from the  earliest  Salary
                  Redirection not yet withdrawn. Any Matching Contribution which is made as of a  Valuation  Date  shall  be  allocated  to the
                  Matching  Contribution  Account of each eligible  Participant.
                  For purposes of this Section,  an eligible  Participant  shall
                  mean  a   Participant   who  has   made   Salary   Redirection
                  contributions during the Plan Year.

Section 3.3       ROLLOVER AMOUNT FROM OTHER PLANS

                  An Employee eligible to participate in the Plan, regardless of whether he has satisfied  the  participation  requirements  of
                  Section  2.1,  may  transfer  to the Trust Fund a  "qualifying total  distribution,"  defined in Section  402(a)(5)(E) of the
                  Code,  provided  that such  distribution  is from a plan which meets  the  requirements  of  Section  401(a) of the Code (the
                  "Other Plan").

                  (a)      The  procedures   approved  by  the  Committee  shall
                           provide  that such a transfer may be made only if the
                           following conditions are met:

                           (1)      The   transfer   occurs  on  or  before  the
                                    sixtieth (60th) day following the Employee's
                                    receipt of the  distribution  from the Other
                                    Plan;

                           (2)      The  amount  transferred  is  equal  to  any
                                    portion  of the  distribution  the  Employee
                                    received from the Other Plan, subject to the
                                    maximum   rollover   provision   of  Section
                                    402(a)(5)(B)  of  the  Code,  limiting  such
                                    amount  to  the  fair  market  value  of all
                                    property  received  in  such a  distribution
                                    reduced  by   employee   contributions,   as
                                    defined  in  Section  402  (a)(5)(E)  of the
                                    Code;

                           (3)      Any  contribution  pursuant to this  Section
                                    must be entirely in cash.

                                       14

                  (b)      Notwithstanding  the  foregoing,  if an Employee  had
                           deposited a  distribution  previously  received  from
                           another qualified plan into an individual  retirement
                           account,  as defined in Section  408 of the Code,  he
                           may  transfer the amount of such  distribution,  plus
                           earnings  thereon,   to  this  Plan;   provided  such
                           rollover  amount is deposited  with the Trustee on or
                           before  the  sixtieth  (60th) day  following  receipt
                           thereof from the individual retirement account.

                  (c)      The Committee shall develop such procedures,  and may
                           require such information from an Employee desiring to
                           make  such  a  transfer,  as it  deems  necessary  or
                           desirable  to determine  that the  proposed  transfer
                           will  meet the  requirements  of this  Section.  Upon
                           approval by the Committee, or effective June 1, 1998,
                           upon approval  pursuant to a method authorized by the
                           Committee,  the  amount  rolled  over or  transferred
                           shall be  deposited  in the  Trust  Fund and shall be
                           credited to a Rollover Account. Such account shall be
                           one hundred percent (100%) vested in the Employee and
                           shall share in income  allocations in accordance with
                           Section 4.3.  Upon  termination  of  employment,  the
                           total  amount  of  the  Rollover   Account  shall  be
                           distributed in accordance with Article 5.

                  (d)      Upon such a transfer by an Employee  who is otherwise
                           eligible to  participate  in the Plan but who has not
                           yet  completed  the  participation   requirements  of
                           Section 2.1, his Rollover Account shall represent his
                           sole   interest  in  the  Plan  until  he  becomes  a
                           Participant.

Section 3.4       NONDISCRIMINATION TEST FOR SALARY REDIRECTION

                  (a)      Periodically  as  determined  by  the  Employer,  the
                           Employer shall check the actual deferral  percentages
                           against the tests identified below. In the event that
                           neither test is met,  the  Employer  shall reduce the
                           Salary Redirection  percentages of Highly Compensated
                           Employees   that  are  above  the  maximum   deferral
                           percentage allowed under the tests; provided that the
                           initial  reductions  shall  be  in  unmatched  Salary
                           Redirection,  and only if such  redirections  are not
                           sufficient   shall  matched  Salary   Redirection  be
                           reduced.  Beginning with the highest such percentage,
                           each contribution  percentage shall be reduced to the
                           next  highest  percentage,  and so  forth,  until the
                           excess is  eliminated.  If it is  necessary to reduce
                           the matched Salary Redirection, the Participant shall
                           nevertheless  receive  from the  Plan a  distribution
                           equal to the Employer Matching  Contribution plus any
                           income  thereon that would have been allocated to him
                           had  such   reduction   in   contribution   not  been
                           necessary.

                  (b)      The term "eligible  Employees,"  for purposes of this
                           Section, shall mean all employees of the Employer who
                           are eligible to make Salary

                                       15

                           Redirection  contributions  during  the Plan Year for
                           which the tests are being made.

                  (c)      The term  "actual  deferral  percentage,"  means  the
                           average  of  the  following  percentages  (calculated
                           separately  for  each  eligible   Employee):   Salary
                           Redirection  contributions on behalf of each eligible
                           Employee  divided by the compensation of the eligible
                           Employee. Matching Contributions may, at the election
                           of the  Employer,  be included in the  numerator.  In
                           calculating  the  actual  deferral  percentage  of  a
                           Highly Compensated  Employee who participates in more
                           than one cash or deferred arrangement of the Company,
                           all  cash or  deferred  arrangements  ending  with or
                           within the same  calendar  year shall be treated as a
                           single arrangement.

                  (d)      The term "compensation" for purposes of this Section,
                           shall  include  amounts  paid by the  Employer to the
                           Employee  during  the period he is  eligible  to make
                           Salary  Redirection  contributions  and which amounts
                           are  currently  includable  in the  Employee's  gross
                           income.  For all Plan Years,  the Employer shall have
                           the right to increase  the  Employee's  compensation,
                           for  purposes  of this  Section  by the amount of any
                           Employee salary  redirection  elections under Section
                           125  (flexible  benefit  plans),   402(a)(8)  (salary
                           redirection)  and 402(h)(1)(B)  (simplified  employee
                           plans)  of  the  Code,  or  to  use  such   alternate
                           definition of  compensation  as may be provided under
                           Section 414(s) of the Code. Alternate  definitions of
                           compensation  under Code Section  414(s)  include (i)
                           compensation  within  the  meaning  of  Code  Section
                           415(c)(3)  including or excluding  reimbursements  or
                           other expense  allowances,  fringe  benefits (cash or
                           non-cash), moving expenses, deferred compensation and
                           welfare  benefits,  and (ii) any other  definition of
                           compensation  that is reasonable,  does not by design
                           favor Highly Compensated  Employees and satisfies the
                           nondiscrimination requirements of Code Section 414(s)
                           and  the  regulations  thereunder.  Compensation  for
                           purposes  of this  Section  shall be  limited  to two
                           hundred thousand  dollars  ($200,000) or such greater
                           amount  as   determined   pursuant  to  Code  Section
                           401(a)(17).  In  determining  the  compensation  of a
                           Participant  for  purposes  of this  limitation,  the
                           rules of Section  414(q)(6)  of the Code shall apply,
                           except in  applying  such  rules,  the term  "family"
                           shall include only the spouse of the  Participant and
                           any lineal  descendants of the  Participant  who have
                           not attained  age  nineteen  (19) before the close of
                           the year. If, as a result of the  application of such
                           rules,  the  adjusted  two  hundred  thousand  dollar
                           ($200,000)  limitation is exceeded,  then (except for
                           purposes of determining  the portion of  compensation
                           up to the integration level if this plan provides for
                           permitted   disparity),   the  limitation   shall  be
                           prorated among the affected individuals in proportion
                           to each such individual's  compensation as determined
                           under this Section prior to the  application  of this
                           limitation.

                                       16

                  (e)      Only one (1) of the  following  two (2) tests need be
                           satisfied   not  to  have  a   reduction   in  Salary
                           Redirection.

                           Test I - The actual deferral percentage for the group
                           of Highly Compensated  Employees is not more than the
                           actual  deferral  percentage  of all  other  eligible
                           Employees   multiplied   by   one   and   twenty-five
                           hundredths (1.25).

                           Test  II  -  The  excess  of  the   actual   deferral
                           percentage  for  the  group  of  Highly   Compensated
                           Employees over the actual deferral percentage for all
                           other  eligible  Employees  is not more  than two (2)
                           percentage points, and the actual deferral percentage
                           for the group of Highly Compensated  Employees is not
                           more  than the  actual  deferral  percentage  for all
                           other  eligible  Employees  multiplied  by two (2.0).
                           Effective for Plan Years beginning after December 31,
                           1988,  if Test  II in  Subsection  3.5(e)  is used in
                           testing other contributions pursuant to that Section,
                           Test II  under  this  Section  shall  be  limited  as
                           provided  for  in  Code  Section  401(m)(9)  and  the
                           regulations  issued by the  Secretary of the Treasury
                           or notices issued by the Internal Revenue Service. If
                           a multiple use of Test II occurs,  such  multiple use
                           shall be  corrected  by  reducing  either  the actual
                           deferral percentage or actual contribution percentage
                           of the  Highly  Compensated  Employees  in an  amount
                           calculated in the manner  provided in Subsection  (a)
                           of the Section or Subsection 3.5(a).

                  (f)      If neither  Test I nor Test II is  satisfied  for any
                           Plan Year, the Plan shall  nevertheless  be deemed to
                           comply    with   the    requirements    of    Section
                           401(k)(3)(A)(ii)  of the Code for such  Plan Year if,
                           before the last day of the following  Plan Year,  the
                           amount  of  any  excess  contribution  (adjusted  for
                           income or loss for the Plan Year  computed  using any
                           reasonable   method  that   satisfies   Code  Section
                           401(a)(4)  provided it is used  consistently  for all
                           Participants  and  for all  corrective  distributions
                           under the Plan for the Plan Year and  provided  it is
                           used by the Plan  for  allocating  income  or loss to
                           Participants'  Individual Accounts) is distributed to
                           the   Participant.   Unless  a   Participant   elects
                           otherwise in the manner  prescribed by the Committee,
                           a Participant  receiving a  distribution  pursuant to
                           this Subsection 3.4(f) shall be deemed to have made a
                           Salary Redirection  agreement of Compensation (earned
                           in the  taxable  year in which such  distribution  is
                           received)  of up to the amount of such  distribution,
                           subject to the limits of Code Sections 401(k), 402(g)
                           and  415  in  effect   for  the  year   such   Salary
                           Redirections  are  made.  In  the  event  any  excess
                           deferrals will be distributed to the Participant, the
                           Administrator  may  pay  these  amounts  to a  Paying
                           Agent.  Prior  to  January  1,  1997,  in the case of
                           family  aggregation  pursuant to Subsection  1.24(c),
                           excess  contributions  under  this  Section  shall be
                           allocated  to  Participants  who are  subject  to the
                           family aggregation rules of Code Section 414(q)(6) in
                           the manner prescribed by the regulations.

                                       17

                  (g)      This  Section  shall be governed by the rules of Code
                           Section   401(k),   401(a)(4)   and  any   rules   or
                           regulations  issued pursuant  thereto,  including the
                           aggregation  rules of Code Section  401(k)(3) and the
                           regulations thereunder.

Section 3.5       MAXIMUM INDIVIDUAL DEFERRAL

                  A  Participant  shall not be  permitted  to have his  Employer redirect  an  amount  in  excess  of  seven  thousand  dollars
                  ($7,000) in any calendar  year  pursuant to the  provisions of
                  Section 3.1, including  contributions to any other plan of the
                  Company which are made pursuant to Code Section 402(g)(1). The seven thousand dollars  ($7,000)  limitation shall be adjusted in  accordance  with  cost-of-living  adjustments  made by the
                  Secretary of the Treasury pursuant to Code Section  402(g)(5).
                  If any  amount  is  redirected  pursuant  to  Section  3.1 and
                  Section 8.3 in excess of seven thousand dollars  ($7,000),  or if a Participant notifies the Committee,  in writing, by March
                  1 following  the close of the  taxable  year of its portion of the amount  contributed  in excess of seven  thousand  dollars
                  ($7,000) to all plans pursuant to Code Section 402(g)(1), such amount  shall be deemed an  "excess  deferral"  and the 401(k)
                  Savings  Committee  shall direct the Trustee to  distribute to the  Participant  (not later than the April 15  following  the calendar  year in which  the  excess  deferral  was  made) the amount of the excess deferral (adjusted for income or loss for the Plan  Year  computed  using  any  reasonable  method  that
                  satisfies   Code  Section   401(a)(4)   provided  it  is  used
                  consistently  for all  Participants  and  for  all  corrective distributions under the Plan for the Plan Year and provided it is  used  by  the  Plan  for  allocating  income  or  loss  to
                  Participants' Individual Accounts and reduced by any deferrals distributed or reclassified pursuant to Section 3.4).

Section 3.6       MISTAKE OF FACT

                  If due to a mistake  of fact,  Employer  Contributions  to the
                  Trust Fund for any Plan Year exceed the amount  intended to be contributed,  notwithstanding  any  provision to the contrary, the Employer,  as soon as such mistake of fact is  discovered, shall notify the Trustee.  The Employer  shall direct that the
                  Trustee  return such  excess to the  Employer,  provided  such return  is made  within  one (1) year of the date on which the
                  Employer made the contribution.

                                       18

                                    ARTICLE 4

                       ALLOCATIONS TO INDIVIDUAL ACCOUNTS

Section 4.1       INDIVIDUAL ACCOUNTS

                  The  Committee  shall  establish  and  maintain an  Individual
                  Account in the name of each Participant to which the Committee shall credit all amounts  allocated  to each such  Participant pursuant  to  Article  3 and the  following  Sections  of this
                  Article.  Effective  January 1, 1998, the Committee shall also credit all amounts  allocated to each Participant  pursuant to
                  Article 7.

Section 4.2       INVESTMENT OF ACCOUNTS

                  The  Individual  Account  shall be  invested by the Trustee in accordance with the following:

                  (a)      There shall be established  the following  Investment
                           Funds within the Trust Fund:

                           (1)      Fidelity Retirement  Government Money Market
                                    Portfolio,

                           (2)      Fidelity   Ginnie  Mae   Portfolio,   frozen
                                    effective October 1, 1996,

                           (3)      Fidelity Puritan Fund,

                           (4)      Fidelity   Spartan   U.  S.   Equity   Index
                                    Portfolio,

                           (5)      Fidelity Magellan Fund,

                           (6)      Fidelity  Contrafund,  effective  October 1,
                                    1996,

                           (7)      Fidelity  Equity-Income  II Fund,  effective
                                    October 1, 1996,

                           (8)      Warburg Pincus  Emerging  Growth,  effective
                                    October 1, 1996,

                           (9)      Templeton  Foreign,   effective  October  1,
                                    1996,

                           (10)     Fidelity  Intermediate Bond Fund,  effective
                                    October 1, 1996,

                           (11)     LG&E  Energy   Corp.   Common   Stock  Fund,
                                    effective January 1, 1998.

                           (12)     Janus  Worldwide Fund,  effective  August 1,
                                    1998.

                                       19

                  (b)      The Participant may direct the investments of current
                           contributions  to  his  Individual  Account  and  the
                           cumulative  balance  of  his  Individual  Account  in
                           increments  of ten  percent  (10%),one  percent  (1%)
                           effective  October 1, 1996, by giving the  Investment
                           Manager  such  notice  as  it  shall  require  to  be
                           effective as soon as reasonably possible.

                  (c)      A Participant may transfer the cumulative  balance of
                           his   Individual   Account,   excluding  the  portion
                           attributable  to his Prior ESOP Account.  There shall
                           be no limit on the number of times a Participant  can
                           change the direction as to the  investment of current
                           contributions to his Individual Account.

                  (d)      A  Participant  who does not make any election  under
                           this Section  shall have the  Individual  Account and
                           current  contributions made on his behalf invested in
                           the Retirement Government Money Market Portfolio.

Section 4.3       VALUATION OF ACCOUNTS

                  (a)      INDIVIDUAL  ACCOUNT.  As of each Valuation  Date, the
                           Committee  shall  determine  the fair market value of
                           the  Individual   Account  of  each   Participant  as
                           follows:

                           (1)      The value of the Individual  Account of each
                                    Participant as of the last Valuation Date;

                           (2)      Minus  the  amount  of any  withdrawals  and
                                    distributions  made  from the  Participant's
                                    Individual  Account since the last Valuation
                                    Date;

                           (3)      Plus  any   contributions  to  the  separate
                                    account  in  the  Participant's   Individual
                                    Account    established   for   contributions
                                    pursuant to the following Sections since the
                                    last Valuation Date: 3.1, 3.2, 3.3;

                           (4)      Plus any  investment  earnings  allocated to
                                    such  Individual   Account  since  the  last
                                    Valuation Date;

                           (5)      Minus any  investment  losses  allocated  to
                                    such Individual Account since the  last
                                    Valuation Date.

                  (b)      INVESTMENT   EARNINGS  OR  LOSSES.   The   investment
                           earnings (or losses, if such computation is negative)
                           from each  Investment Fund shall mean the net gain or
                           loss of each  Investment  Fund from  investments,  as
                           reflected by interest payments,  dividends,  realized
                           and unrealized gains and losses on securities,  other
                           investment  transactions  and expenses  paid from the
                           fund.  In  determining  the  investment  earnings  or
                           losses of the Investment Fund as of any date,  assets
                           shall be  valued on the  basis of their  fair  market
                           value as of said date.

                                       20

                  (c)      ALLOCATION  OF  INVESTMENT  EARNINGS  OR LOSSES.  The
                           investment  earnings and losses from each  Investment
                           Fund shall be allocated to the Individual  Account of
                           each   Participant   invested   in   the   respective
                           investment fund in such  reasonable and  consistently
                           applied  manner  as  the  Investment   Manager  shall
                           determine,  provided that the  allocation is based on
                           the  relative  market  values  of  the  Participant's
                           Individual Account.

Section 4.4       TRUSTEE AND COMMITTEE JUDGMENT CONTROLS

                  In determining  the fair market value of the Trust Fund and of
                  Individual  Accounts,  the  Trustee  and the  Committee  shall exercise their best judgment,  and all such  determinations of value (in the absence of bad faith)  shall be binding upon all
                  Participants and their beneficiaries. All allocations shall be deemed to have been made as of the Valuation Date,  regardless of when actual allocations were undertaken.

Section 4.5       MAXIMUM ADDITIONS

                  Anything  herein to the  contrary  notwithstanding,  the total
                  Annual Additions of a Participant for any Limitation Year when combined  with any similar  annual  additions  credited to the
                  Participant for the same period from another qualified Defined
                  Contribution Plan maintained by the Company,  shall not exceed the lesser of the amounts  determined  pursuant to  Subsection
                  (a) or (b) of this Section.

                  (a)      Thirty  thousand  dollars  ($30,000)  or, if greater,
                           twenty-five percent (25%) of the dollar limitation in
                           effect under Code Section 415(b)(1)(A); or

                  (b)      Twenty-five   percent  (25%)  of  the   Participant's
                           compensation  received  from  the  Company  for  such
                           Limitation  Year, as  determined  pursuant to Section
                           415 of the Code.

                  (c)      In the event a Participant  is covered by one or more
                           Defined Contribution Plans maintained by the Company,
                           the maximum annual  additions as noted above shall be
                           decreased in any other Defined  Contribution  Plan as
                           determined  necessary  by  the  Company,  prior  to a
                           reduction of this Plan, to ensure that all such plans
                           will remain qualified under the Code.

Section 4.6       CORRECTIVE ADJUSTMENTS

                  In  the  event  that  corrective  adjustments  in  the  Annual
                  Addition to any Participant's  Individual Account are required as the result of allocating forfeitures, a reasonable error in estimating a Participant's compensation, a reasonable error in determining  the  amount of  elective  deferrals  (within  the meaning  of Code  Section  402(g)(3))  that  may be made  with respect to an individual under the limits of Code Section 415, or such other facts and

                                       21

                  circumstances  as may be provided for by rules or  regulations
                  issued   pursuant  to  Code  Section   415,   the   corrective
                  adjustments  shall be made pursuant to and in the order of the
                  Subsections in this Section. Unless he elects otherwise in the manner prescribed by the Committee,  a Participant receiving a distribution  under this  Section  4.6 shall be deemed to have made a Salary Redirection agreement of Compensation (earned in the taxable year in which such distribution is received) equal to the amount of such  distribution,  subject to the limits of
                  Code  Section  401(k),  402(g)  and 415 for the Plan Year such
                  Salary  Redirections  are made. In the event any excess Annual
                  Additions  will  be  distributed  to  the   Participant,   the
                  Committee may pay these amounts to the Paying Agent.

                  (a)      The  portion of the  Participant's  unmatched  Salary
                           Redirection  shall be  reduced  to insure  compliance
                           with Section 4.5.  Any  affected  Salary  Redirection
                           will be distributed to the Participant.

                  (b)      The  portion  of  the  Participant's  matched  Salary
                           Redirection and his Matching  Contributions  shall be
                           proportionally  reduced  to  insure  compliance  with
                           Section 4.5. Any affected Salary  Redirection will be
                           distributed to the Participant. Any affected Matching
                           Contributions shall be used to reduce future Matching
                           Contributions.

Section 4.7       DEFINED CONTRIBUTION AND DEFINED BENEFIT PLAN FRACTION

                  If a Participant  is a participant  in a Defined  Benefit Plan maintained by the Company, the sum of his defined benefit plan fraction and his defined  contribution  plan  fraction for any
                  Limitation Year may not exceed one (1.0).

                  (a)      For  purposes  of this  Section,  the  term  "defined
                           contribution plan fraction" shall mean a fraction the
                           numerator  of which  is the sum of all of the  Annual
                           Additions of the Participant  under this Plan and any
                           other  Defined  Contribution  Plan  maintained by the
                           Company  as of the close of the  Limitation  Year and
                           the  denominator of which is the sum of the lesser of
                           the following amounts  determined for such Limitation
                           Year and for each prior Limitation Year of employment
                           with the Company:

                           (1)      The   product   of   one   and   twenty-five
                                    hundredths  (1.25)  multiplied by the dollar
                                    limitation    in   effect   under    Section
                                    415(c)(1)(A) of the Code; or

                           (2)      The  product  of one  and  forty  hundredths
                                    (1.4)  multiplied by the amount which may be
                                    taken  into   account   under  Code  Section
                                    415(c)(1)(B) with respect to each individual
                                    under the Plan for such Limitation Year.

                  (b)      For  purposes  of this  Section,  the term,  "defined
                           benefit  plan  fraction"  shall mean a  fraction  the
                           numerator  of  which is the  Participant's  projected

                                       22

                           annual  benefit (as  defined in the  Defined  Benefit
                           Plan)  determined  as of the close of the  Limitation
                           Year and the denominator of which is the lesser of:

                           (1)      The   product   of   one   and   twenty-five
                                    hundredths  (1.25)  multiplied by the dollar
                                    limitation  in effect  pursuant  to  Section
                                    415(b)(1)(A) of the Code for such Limitation
                                    Year; or

                           (2)      The  product  of one  and  forty  hundredths
                                    (1.4)  multiplied by the amount which may be
                                    taken  into  account   pursuant  to  Section
                                    415(b)(1)(B)  of the Code  with  respect  to
                                    each  individual  under  the  Plan  for such
                                    Limitation Year.

                  (c)      The  limitation on aggregate  benefits from a Defined
                           Benefit Plan and a Defined Contribution Plan which is
                           contained in Section 2004 of ERISA, as amended, shall
                           be complied with by a reduction (if necessary) in the
                           Participant's  benefits  under  the  Defined  Benefit
                           Plan.

                                       23

                                    ARTICLE 5

                                  DISTRIBUTIONS

Section 5.1       NORMAL RETIREMENT

                  When a  Participant  lives to his Normal  Retirement  Date and retires,  he shall  become  entitled  to the full value of his
                  Individual  Account  as of the  Valuation  Date on  which  the distribution is made.

Section 5.2       EARLY RETIREMENT

                  When a  Participant  lives to his  Early  Retirement  Date and retires,  he shall  become  entitled  to the full value of his
                  Individual  Account  as of the  Valuation  Date on  which  the distribution is made.

Section 5.3       LATE RETIREMENT

                  A  Participant  may  continue his  employment  past his Normal
                  Retirement Date on a year-to-year  basis. He shall continue to be an  active  Participant  under the  Plan.  Upon his  actual retirement,  he shall become entitled to the full value of his
                  Individual  Account  as of the  Valuation  Date on  which  the distribution is made.

Section 5.4       DEATH

                  If a Participant  dies while an active  Participant  under the
                  Plan, his  Beneficiary  shall be entitled to the full value of his  Individual  Account as of the Valuation Date on which the distribution is made.

Section 5.5       DISABILITY

                  When  it is  determined  that a  Participant  is  Totally  and
                  Permanently Disabled, the Committee shall certify such fact to the Trustee and such Disabled Participant shall be entitled to receive  the full  value of his  Individual  Account as of the
                  Valuation Date on which the distribution is made.

Section 5.6       TERMINATION OF EMPLOYMENT

                  Upon  termination  of  employment  for any reason  (other than
                  Normal Retirement,  Early Retirement, Late Retirement, Total &
                  Permanent  Disability  Retirement,  or Death),  a  Participant
                  shall be entitled to a benefit  equal to the full value of his
                  Individual  Account  as of the  Valuation  Date on  which  the distribution is made.

                                       24

Section 5.7       COMMENCEMENT OF BENEFITS

                  (a)      Any benefits payable under this Article shall be paid
                           as  soon  as   reasonably   possible   following  the
                           Participant's Severance from Service Date, subject to
                           the  Participant's  consent.  Unless the  Participant
                           elects  otherwise,  payment shall begin no later than
                           sixty  (60) days  after the last day of the Plan Year
                           in which  occurs the latest of (i) the  Participant's
                           reaching Normal Retirement Age; (ii) the tenth (10th)
                           anniversary  of  the  date  the  Employee   became  a
                           Participant;    or   (iii)    termination    of   the
                           Participant's  employment.  The Participant may defer
                           distribution  to a subsequent date unless his benefit
                           may be cashed out  without  his  consent  pursuant to
                           Subsection  5.10(a),  or  unless  he  is  subject  to
                           Section 5.9 as a result of attaining  age seventy and
                           one-half (70 1/2).

                  (b)      If the Participant does not consent to a distribution
                           as provided above,  such  distribution  shall be made
                           based on the value of the  Individual  Account  as of
                           the Valuation  Date  coincident  with or  immediately
                           preceding  the receipt of notice by the  Committee of
                           the   election  to  receive  a   distribution.   Such
                           distribution  shall  be made  as  soon as  reasonably
                           possible following such Valuation Date.

Section 5.8       MINIMUM DISTRIBUTIONS

                  (a)      The Individual  Account of all  Participants  must be
                           distributed  or commence to be  distributed  no later
                           than April 1  following  the  calendar  year in which
                           such  individual  attains age  seventy  and  one-half
                           (70-1/2)   unless  such  individual  has  effectively
                           executed  a  waiver  prior to  January  1,  1984,  in
                           accordance  with the Code and notices and regulations
                           issued  thereunder.  However,  if the Participant was
                           not a five  percent (5%) owner in any Plan Year after
                           attaining age  sixty-five  and one-half  (65-1/2) and
                           had attained age seventy and one-half  (70-1/2) prior
                           to January 1, 1988, distributions to said Participant
                           must commence no later than the April 1 following the
                           calendar  year in which the later of  termination  of
                           employment  or  age  seventy  and  one-half  (70-1/2)
                           occurs,  or the  Participant  becomes a five  percent
                           (5%) owner.  Effective June 1, 1998 a Participant who
                           attains  age  seventy  and  one-half  (70 1/2)  while
                           actively at work,  distributions  to said Participant
                           must commence no later than the April 1 following the
                           calendar  year in which the later of  termination  of
                           employment, or the Participant becomes a five percent
                           (5%) owner of the Company.

                  (b)      All  distributions  required under this Article shall
                           be  determined  and  made  in  accordance   with  the
                           Proposed  Regulations  under Code Section  401(a)(9),
                           including the minimum distribution incidental benefit
                           requirement of Section  1.401(a)(9)-2 of the Proposed
                           Regulations.

                                       25

Section 5.9       METHODS OF PAYMENT

                  (a)      A   Participant   or   Beneficiary   shall   elect  a
                           distribution  of the  Individual  Account as provided
                           hereinafter. No other manner of distribution shall be
                           provided.  The  request  by  the  Participant  or the
                           Beneficiary  shall be in  writing  and shall be filed
                           with the  Committee  at least thirty (30) days before
                           distribution  is to be made.  Effective June 1, 1998m
                           the  request by the  Participant  or the  Beneficiary
                           shall  be in a  manner  and  time  prescribed  by the
                           Committee.   The   Committee   may  not   require   a
                           distribution  without the consent of the  Participant
                           prior to his reaching the later of Normal  Retirement
                           Age or, if the  Participant is deceased,  without the
                           consent  of  his  spouse,   if  living,   or  of  his
                           Beneficiary,   unless   the   vested   value  of  the
                           Individual  Account is not more than  three  thousand
                           five hundred  dollars  ($3,500) or effective  June 1,
                           1998 five thousand  dollars  ($5,000).  If the vested
                           value of the Participant's Individual Account is less
                           than three thousand five hundred dollars  ($3,500) or
                           effective   June  1,  1998  five   thousand   dollars
                           ($5,000),  the benefits  payable will be paid as soon
                           as reasonably  possible  following the actual date of
                           severance,  notwithstanding  lack of consent.  If the
                           vested value of the Participant's  Individual Account
                           has  been  more  than  three  thousand  five  hundred
                           dollars ($3,500) at the time of any distribution, the
                           value the  Participant's  Individual  Account will be
                           deemed to be more than three  thousand  five  hundred
                           dollars  ($3,500)  at  the  time  of  any  subsequent
                           distribution for purposes of the consent requirements
                           of this paragraph. Notwithstanding the above, no lump
                           sum distribution may be made after periodic  payments
                           have   commenced   unless  the   Participant  or  the
                           Participant's surviving spouse consents in writing to
                           the   distribution.    The   alternative   forms   of
                           distribution are as follows:

                           (1)      A lump sum  distribution in cash or in kind;
                                    or

                           (2)      Periodic    installment   payments   (either
                                    monthly  or  annually)  for a period  not to
                                    exceed  ten (10)  years as  selected  by the
                                    Participant or Beneficiary; or

                           (3)      Any combination of the above.

                  (b)      If  the   Participant   dies   after   the   periodic
                           installment   payments   commence   but   before  the
                           Individual Account is fully distributed,  the balance
                           remaining in the Individual Account shall be paid out
                           over   the   periods   remaining   pursuant   to  the
                           Participant's  election  under  item  (2)  or  (3) of
                           Subsection   (a)  of  this   Section,   or,   if  the
                           Beneficiary  elects,  such other period as is allowed
                           under this Section.

                  (c)      Any  payment  provided  for in this  Section  may not
                           extend beyond the life  expectancy of the Participant
                           or the  joint  and last  survivor  expectancy  of the
                           Participant and designated Beneficiary.

                                       26

                  (d)      If the Participant dies before distribution occurs or
                           commences,  the Participant's entire interest will be
                           distributed  no later  than five (5) years  after the
                           Participant's  death,  except to the  extent  that an
                           election   is  made  to  receive   distributions   in
                           accordance with (1) or (2) below:

                           (1)      If any portion of the Participant's interest
                                    is  payable  to  a  designated  Beneficiary,
                                    distributions  may be made in  substantially
                                    equal  installments  over  the  life or life
                                    expectancy  of  the  designated  Beneficiary
                                    commencing  no later than one (1) year after
                                    the Participant's death.

                           (2)      If  the   designated   Beneficiary   is  the
                                    Participant's  surviving  spouse,  the  date
                                    distributions  are  required  to be  made or
                                    commence  shall not be earlier than the date
                                    on which the Participant would have attained
                                    age  sixty-five  (65).  If the  spouse  dies
                                    before   payments   begin,   any  subsequent
                                    distribution  shall be made as if the spouse
                                    had been the Participant.

                  (e)      Notwithstanding  any settlement  option  contained in
                           this Plan, the benefits payable to the Beneficiary of
                           any  Participant  must be  incidental  to the primary
                           purpose  of  distributing  accumulated  funds  to the
                           Participant,  and  if  the  Participant's  designated
                           Beneficiary or survivor is other than his spouse, the
                           settlement  option  shall not  violate  Code  Section
                           401(a)(9).

                  (f)      This Plan  specifically  permits a distribution to an
                           alternate payee under a qualified  domestic relations
                           order  at  any  time,  irrespective  of  whether  the
                           Participant has attained his earliest  retirement age
                           under the Plan.  Nothing in this  Section 5.9 gives a
                           Participant  a right to receive a  distribution  at a
                           time otherwise not permitted  under the Plan nor does
                           it permit  the  alternate  payee to receive a form of
                           payment not permitted under the Plan.

Section 5.10      BENEFITS TO MINORS AND INCOMPETENTS

                  (a)      In case any person  entitled to receive payment under
                           the  Plan  shall be a minor,  the  Committee,  in its
                           discretion,  may dispose of such amount in any one or
                           more of the ways  specified  in items (1) through (3)
                           of this Subsection.

                           (1)      By payment thereof directly to such minor;

                           (2)      By  application  thereof for benefit of such
                                    minor;

                           (3)      By payment  thereof to either parent of such
                                    minor or to any adult  person with whom such
                                    minor  may at the time be  living  or to any
                                    person  who shall be legally  qualified  and
                                    shall be acting as guardian of the person or
                                    the  property of such minor;  provided

                                       27

                                    only that the parent or adult person to whom
                                    any amount  shall be paid shall have advised
                                    the  Committee  in writing that he will hold
                                    or use such  amount for the  benefit of such
                                    minor.

                  (b)      In the  event  that it shall  be found  that a person
                           entitled  to  receive   payment  under  the  Plan  is
                           physically   or  mentally   incapable  of  personally
                           receiving  and giving a valid receipt for any payment
                           due (unless prior claim therefor shall have been made
                           by  a  duly   qualified   committee  or  other  legal
                           representative),  such  payment  may be  made  to the
                           spouse,  son, daughter,  parent,  brother,  sister or
                           other person deemed by the Committee to have incurred
                           expense  for  such  person   otherwise   entitled  to
                           payment.

Section 5.11      UNCLAIMED BENEFITS

                  If,  after  diligent   effort,   a   Participant,   spouse  or
                  Beneficiary  who  is  entitled  to a  distribution  cannot  be located within a reasonable period of time after the date such distribution  was to commence,  the  distributable  Individual
                  Account balance shall be deposited in such separate account as the Trustee  shall  determine.  The separate  account shall be
                  registered  in  the  name  of  the  person   entitled  to  the
                  distribution.  The balance in such  separate  account shall be forfeited on the fifth (5th)  anniversary of the Participant's termination of employment, or such later date as the Committee may  determine,  and shall be used to reduce  future  Employer
                  Contributions.  If  the  Participant,  spouse  or  Beneficiary subsequently  presents  a valid  claim for the  benefit to the
                  Committee, the Committee shall cause the benefit, equal to the amount which was forfeited under this Section, to be restored, first from forfeitures and then from Employer Contributions.

Section 5.12      PARTICIPANT DIRECTED ROLLOVERS

                  (a)      Any  Participant,  spouse or alternate  payee under a
                           qualified   domestic   relations  order  entitled  to
                           receive an eligible rollover distribution on or after
                           January 1, 1993, may elect,  pursuant to Code Section
                           401(a)(31)  and  the  rules  and  regulations  issued
                           pursuant  thereto,  to have  such  distribution  paid
                           directly to an eligible retirement plan. The election
                           shall be made in such form and in such  manner as the
                           Employer may require,  consistent  with the rules and
                           regulations   issued   pursuant   to   Code   Section
                           401(a)(31).

                  (b)      For purposes of Subsection  (a) of this  Section,  an
                           eligible rollover  distributions is a distribution of
                           all or any  portion  of the  balance to the credit of
                           the distributee,  excluding any distribution which is
                           (i) one of a series of  substantially  equal periodic
                           payments (not less frequently than annually) made for
                           the life (or life  expectancy) or the joint lives (or
                           joint life  expectancies)  of the  recipient  and the
                           recipient's  designated   beneficiary;   (ii)  for  a
                           specified  period of ten (10) years or more; or (iii)
                           is required to be made under Code Section  401(a)(9).
                           An  eligible   retirement   plan  is  an   individual
                           retirement  account  described in Code Section 408(b)

                                       28

                           (other than an endowment contract), a trust described
                           in Code Section  401(a) that is exempt from tax under
                           Code Section 501(a),  or an annuity plan described in
                           Code Section 403(a).

                  (c)      A   distributee   includes   an  Employee  or  Former
                           Employee.  In  addition,  the  Employee's  or  Former
                           Employee's  surviving  spouse and the  Employee's  or
                           Former  Employee's spouse or former spouse who is the
                           alternate payee under a qualified  domestic relations
                           order,  as defined in Section 414(p) of the Code, are
                           distributees  with  regard  to  the  interest  of the
                           spouse or former spouse.

                  (d)      Notwithstanding  any  provision  of the  Plan  to the
                           contrary that would  otherwise  limit a distributee's
                           election under this Article, a distributee may elect,
                           at the time and in the manner  prescribed by the Plan
                           administrator,  to have any  portion  of an  eligible
                           rollover  distribution  paid  directly to an eligible
                           retirement  plan  specified by the  distributee  in a
                           direct rollover.

                  (e)      A direct  rollover  is a  payment  by the Plan to the
                           eligible    retirement    plan   specified   by   the
                           distributee.

                                       29

                                    ARTICLE 6

                              WITHDRAWALS AND LOANS

Section 6.1       HARDSHIP WITHDRAWAL

                  (a)      Except as otherwise provided in this Section,  in the
                           time and manner and in such form as the Committee may
                           specify,  the  Committee in its sole  discretion  may
                           permit the  Participant  to withdraw a portion or all
                           of the  balance  of his Salary  Redirection  Account;
                           provided that earnings  allocated to said Account may
                           not be withdrawn.  Such withdrawal  shall be based on
                           the Valuation  Date  coincident  with or  immediately
                           preceding the date of application plus  contributions
                           made to  such  Account  since  such  Valuation  Date;
                           provided,   however  the   Committee  may  defer  the
                           withdrawal  if it is in  the  best  interest  of  the
                           Participant  requesting  the  withdrawal or the other
                           Participants.

                  (b)      The reason for a withdrawal  pursuant to this Section
                           must be to enable the  Participant to meet unusual or
                           special situations in his financial affairs resulting
                           in  immediate  and  heavy   financial  needs  of  the
                           Participant. Such situations shall be limited to:

                           (1)      Medical expenses  (described in Code Section
                                    213(d))    previously    incurred   by   the
                                    Participant, the Participant's spouse or any
                                    dependents of the Participant (as defined in
                                    Code  Section  152) or  necessary  for these
                                    persons to obtain  medical care described in
                                    Code Section 213(d);

                           (2)      Purchase  (excluding mortgage payments) of a
                                    principal residence for the Participant;

                           (3)      Payment of tuition and  related  educational
                                    fees  for the next  twelve  (12)  months  of
                                    post-secondary     education     for     the
                                    Participant, his or her spouse, children, or
                                    dependents (as defined in Code Section 152);

                           (4)      The  need to  prevent  the  eviction  of the
                                    Participant from his principal  residence or
                                    foreclosure   on   the   mortgage   of   the
                                    Participant's principal residence; or

                           (5)      Any  additional  items which may be added to
                                    the  list  of  deemed  immediate  and  heavy
                                    financial  needs  by  the   Commissioner  of
                                    Internal  Revenue through the publication of
                                    revenue   rulings,    notices,   and   other
                                    documents of general applicability.

                                       30

                                    Any withdrawal  hereunder may not exceed the
                                    amount   required  to  meet  the   immediate
                                    financial need created, and provided further
                                    that  such  amount  must  not be  reasonably
                                    available   from  other   resources  of  the
                                    Participant.  The amount of an immediate and
                                    heavy   financial  need  shall  include  any
                                    federal,  state, or local taxes or penalties
                                    reasonably  anticipated  to result  from the
                                    distribution.

                  (c)      The minimum  amount of withdrawal a  Participant  may
                           make  pursuant to this Section  shall be one thousand
                           dollars ($1,000).

                  (d)      The  Committee  may shorten  the notice  period if it
                           finds it is administratively feasible. In granting or
                           refusing any request for  withdrawal or in shortening
                           the notice period,  the Committee shall apply uniform
                           standards  consistently and such discretionary  power
                           shall not be applied so as to  discriminate  in favor
                           of Highly Compensated Employees.

                  (e)      The  withdrawals  under this Section  shall in no way
                           affect said Participant's  continued participation in
                           this Plan except by the reduction in account balances
                           caused by such  withdrawals and except as provided in
                           Subsection (f) of this Section.

                  (f)      If  a  Participant   withdraws   Salary   Redirection
                           pursuant  to the  provisions  of  this  Section,  the
                           following  provisions of this Subsection  shall apply
                           and  the  Committee   shall  deem  that  such  amount
                           requested for withdrawal is not reasonably  available
                           from other resources of the Participant.

                           (1)      A  withdrawal  may be made  pursuant to this
                                    Section  only  after  the   Participant  has
                                    obtained   all   distributions   other  than
                                    hardship  distributions,  and all nontaxable
                                    loans  available  under  this  Plan  and all
                                    other Plans maintained by the Employer.

                           (2)      Elective    contributions    and    employee
                                    contributions under this Plan, and all other
                                    plans  maintained by the  Employer,  such as
                                    the  Employee  Common Stock  Purchase  Plan,
                                    will be  suspended  for twelve  (12)  months
                                    after  receipt of the  withdrawal  of Salary
                                    Redirection pursuant to this Section.

                           (3)      The  limitation  provided for in Section 3.5
                                    for  the  taxable  year  of the  Participant
                                    following the taxable year of the withdrawal
                                    pursuant to this Section shall be reduced by
                                    the  Participant's  Salary  Redirection  and
                                    other elective contributions for the taxable
                                    year of the  Participant  during  which  the
                                    withdrawal   pursuant  to  this  Section  is
                                    taken.

                                       31

Section 6.2       PARTICIPANT LOANS

                  (a)      Effective  February 1, 1996, upon proper  application
                           of a Participant or Beneficiary  (which, for purposes
                           of this Section, shall mean any person who is a party
                           in  interest  as  defined  in  Section  3(14)  of the
                           Employee  Retirement  Income Security Act of 1974 and
                           who has a vested interest in his Individual Account),
                           made  in  such  form as the  Investment  Manager  may
                           specify,  the  Investment  Manager may make a loan to
                           the  Participant or  Beneficiary  from his Individual
                           Account.  Notwithstanding the preceding  sentence,  a
                           loan  shall not be made to a  non-active  Participant
                           that may result in discrimination  under Code Section
                           401(a)(4).  The application,  and the resulting loan,
                           must meet the terms and  conditions  specified in the
                           following provisions of this Section and the approval
                           or denial of a loan request will be made on the basis
                           of whether the loan would meet these requirements.

                  (b)      The total  amount of all loans  shall not  exceed the
                           lesser of:

                           (1)      Fifty thousand dollars ($50,000), reduced by
                                    the  highest  outstanding  balance  of loans
                                    from the Plan during the one (1) year period
                                    ending on the day  before  the loan is made;
                                    or

                           (2)      One-half    (1/2)    the    value   of   the
                                    Participant's  Individual  Account under the
                                    Plan as of the  date of the loan  minus  the
                                    outstanding  balance of all other loans from
                                    the Plan as of the date of the loan.

                  (c)      The amount of any loan must be at least one  thousand
                           dollars ($1,000).

                  (d)      No more than four (4) loans may be outstanding to any
                           Participant  at any  one  time.  No  Participant  may
                           refinance a loan at any time.

                  (e)      The  Investment  Manager  shall  credit  interest and
                           principal  payments made by a Participant,  including
                           payments  made  pursuant  to  Subsection  (g) of this
                           Section,  against his loans  evidenced by  promissory
                           notes  held as  earmarked  assets  of his  Individual
                           Account, to the Trust Fund.

                  (f)      The maximum term of  repayment  for any loan shall be
                           five (5) years.

                  (g)      The  Participant  shall  authorize  his  Employer  to
                           deduct  approximately  equal  interest and  principal
                           payments from his compensation  payable at the end of
                           each  regular  pay  period (no less  frequently  than
                           quarterly) in an amount equal to at least ten dollars
                           ($10.00)  with respect to each  outstanding  loan. In
                           the  event an  inactive  Participant  or  Beneficiary
                           receives  a loan  hereunder  or in the  event  that a
                           Participant who received a loan ceases to be actively
                           employed by the Company,  repayments shall be made to
                           the Committee pursuant to the terms of the promissory
                           note  (no  less  frequently  than   quarterly).   The
                           Committee   shall   transfer   payments

                                       32

                           under  this  Subsection  to  the  Investment  Manager
                           within a reasonable period of time.

                  (h)      A Participant  may repay, at any time, any portion or
                           all of the then outstanding  principal balance of any
                           of his loans,  together  with interest due to date on
                           the prepaid portion.  Any such  prepayments  shall be
                           made to the Investment  Manager.  Except as otherwise
                           provided  in  Subsection  (j) of this  Section,  such
                           right  of   prepayment   shall  be  entirely  in  the
                           discretion  of the  Participant  and shall be without
                           premium or penalty.

                  (i)      The  collateral for each loan shall be the assignment
                           of a  percentage,  sufficient  for the  amount of the
                           loan,   of  up  to   fifty   percent   (50%)  of  the
                           Participant's  Individual  Account as of the date the
                           loan  is  made,   supported   by  the   Participant's
                           promissory   note  for  the   amount  of  such  loan,
                           including  interest,  payable  to  the  order  of the
                           Trustee.

                  (j)      Each loan shall bear interest at a reasonable rate to
                           be fixed by the  Investment  Manager  which  shall be
                           based on interest rates  currently  being charged for
                           similar loans by commercial  lending  institutions in
                           the same geographical area as the situs of the Trust.
                           The Investment  Manager shall not discriminate  among
                           Participants  in the  matter of  interest  rate;  but
                           loans granted at different  times may bear  different
                           interest  rates if, in the opinion of the  Investment
                           Manager,  different  rates are required  based on the
                           rates   being   charged   by    commercial    lending
                           institutions for similar loans.

                  (k)      The terms of the promissory  note for each loan shall
                           provide  that if a  Participant  with an  outstanding
                           loan  balance  defaults  on  the  loan  prior  to the
                           earlier of termination of employment with the Company
                           or   attainment  of  age   fifty-nine   and  one-half
                           (59-1/2),  interest  shall  continue to accrue on the
                           outstanding principal balance at the stated rate, and
                           shall  be  added  to  the  principal  balance  as  it
                           accrues.  If the Participant resumes loan repayments,
                           such  repayment of both  principal and interest shall
                           be based on the outstanding  loan balance on the date
                           repayments   resume.   The  term  of  the  loan,   as
                           originally  stated,  shall  be  adjusted  so that the
                           period  during which the  Participant  was in default
                           will  be   disregarded.   If,  on  the   earlier   of
                           termination   of  employment   with  the  Company  or
                           attainment of age fifty-nine  and one-half  (59-1/2),
                           loan repayments have not resumed, the end of the term
                           of the loan will be deemed to have been  reached.  In
                           such event,  either  Subsection  (k) of this  Section
                           shall apply or, if applicable,  the Participant shall
                           be deemed to have made a withdrawal equal to the then
                           outstanding  principal  balance  of  the  loan.  Such
                           deemed  withdrawal shall be treated as a distribution
                           to which Subsection (l) of this Section applies.

                  (l)      No distribution  under Article 5 shall be made to any
                           Participant, Former Participant or Beneficiary unless
                           and  until  all  unpaid  loans,   including   accrued
                           interest, have been repaid. Such Participant,  Former
                           Participant

                                       33

                           or  Beneficiary  shall  have the option of paying the
                           unpaid loan balance and accrued interest  directly or
                           having such amount deducted from the distribution.

                           The terms of each  promissory note shall provide that
                           in the event of  default,  the  Participant  shall be
                           deemed to consent to a lump sum  distribution  at the
                           earliest  date a  distribution  can be made under the
                           Plan equal to the unpaid  loan  balance  and  accrued
                           interest.

                  (m)      In granting or refusing  any request for a loan,  the
                           Investment  Manager  shall  apply  uniform  standards
                           consistently and such  discretionary  power shall not
                           be  applied  to   discriminate  in  favor  of  Highly
                           Compensated Employees.

                                       34

                                    ARTICLE 7

                          EMPLOYEE STOCK OWNERSHIP PLAN

Section 7.1       PURPOSE AND EFFECTIVE DATE

                  Effective January 1, 1998, the Corporation  hereby establishes and designates  the LG&E Energy Corp.  Common Stock Fund as an
                  Employee Stock Ownership Plan to enable eligible  Participants to acquire stock ownership interests in the Corporation.

Section 7.2       INVESTMENT IN COMPANY STOCK

                  The ESOP is designed to invest  primarily in Company Stock and all accounts  under this Article shall be invested in the LG&E
                  Energy Corp Common Stock Fund.

Section 7.3       PRIOR ESOP ACCOUNTS

                  (a)      PARTICIPATION.   An  individual  with  a  Prior  ESOP
                           Account shall  automatically  become a Participant in
                           the Plan at the time of the  transfer  of their prior
                           ESOP  balance.  For purposes of the Plan,  Prior ESOP
                           Account  shall mean  effective  January 1, 1998,  the
                           balance  transferred  from  the  Louisville  Gas  and
                           Electric Company  Employees' Stock Ownership Plan and
                           Trust,   plus  any   investment   gains,   and  minus
                           investment losses and distributions.

                  (b)      VESTING. That portion of the Participant's Individual
                           Account  attributable to the Prior ESOP Account shall
                           be fully-vested and non-forfeitable under the Plan.

                  (c)      WITHDRAWALS.  Pursuant to the  procedures  adopted by
                           the  Administrator,  including but not limited to the
                           establishment of minimum  amounts,  a Participant may
                           elect to have  distributed  to him any portion or all
                           of his Prior ESOP Account.

                  (d)      TRANSFERS.    Notwithstanding   the   provisions   of
                           Subsection   4.2(c),   effective  January  1,1998,  a
                           Participant, Former Participant, or Beneficiary after
                           reaching  age  fifty-five   (55),  may  transfer  the
                           balance  of his  Prior  ESOP  Account  from  the LG&E
                           Energy  Corp.  Common  Stock  Fund to any  Investment
                           Funds in the Plan.

Section 7.4       GENERAL ESOP PROVISIONS

                  (a)      PAYMENT OF BENEFITS

                                       35

                           Effective  January  1,  1998,   Payments  of  amounts
                           invested in the LG&E Energy  Corp.  Common Stock Fund
                           shall  be  in  the  form  of  a  lump  sum.   If  the
                           Participant elects, the distribution shall be made no
                           later  than one (1) year  after the close of the Plan
                           Year in which the Participant  terminates  employment
                           due to  death,  Total  and  Permanent  Disability  or
                           Retirement and no later than five (5) years after the
                           close   of  the  Plan   Year  in  which   Participant
                           terminates employment for any other reason.

                  (b)      CONTRIBUTIONS

                           Effective   January  1,  1998,   the  Company   shall
                           contribute  to the Trustee  cash equal to, or Company
                           Stock having an aggregate fair market value equal to,
                           such  amounts  required by Section 3.2 of the Plan to
                           the  ESOP.  Contributions  by  Participants  are  not
                           required,  but shall be permitted in accordance  with
                           Section 3.1.

Section 7.5       PUT OPTION

                  Effective  January 1, 1998, if the Company Stock is or becomes not  readily  tradable  on an  established  market,  then  any
                  Participant,  who is otherwise  entitled to a distribution for the Plan,  shall have the right  (hereinafter  referred  to as
                  "Put Option") to require that the  Corporation  repurchase any
                  Company  Stock  at  the  price   established  by  a  valuation
                  conducted  by an  independent  appraiser  (as  established  in
                  Section  401(a)(28) of the Code). The Put Option shall only be exercisable  during  the  sixty  (60) day  period  immediately following  the date of  distribution  and if the Put Option is not exercised  within such sixty (60) day period,  then it can be exercised  for an  additional  period of sixty (60) days in
                  the   following   Plan  Year.   This  Put   Option   shall  be
                  nonterminable     with    the     meaning    of     Regulation
                  54.4975-(11)(a)(ii).

                  The amount  paid for the  Company  Stock  under the Put Option shall  be paid  in  substantially  equal  payments  (not  less frequently  than annually)  over a period  beginning not later than thirty (30) days after the exercise of the Put Option and not exceeding five (5) years. There shall be adequate security provided and  reasonable  interest paid on the unpaid  balance due under this paragraph.

Section 7.6       LOANS

                  (a)      AUTHORIZATION OF LOAN

                           Effective  January 1, 1998, the Board of Directors of
                           the  Corporation  may direct  the  Trustee to incur a
                           loan on  behalf  of the  Trust in a manner  and under
                           conditions which will cause the loan to be an "exempt
                           loan" within the meaning of Section 4975(d)(2) of the
                           Code and Regulations thereunder. A loan shall be used
                           primarily  for the benefit of Plan  Participants  and
                           their  Beneficiaries.  The proceeds of each such loan
                           shall

                                       36

                           be used,  within a reasonable  time after the loan is
                           obtained,  only to purchase  Company Stock,  to repay
                           the loan or to repay  any prior  loan.  Any such loan
                           shall provide for a reasonable  rate of interest,  an
                           ascertainable period of maturity and shall be without
                           recourse  against  the Plan.  Any such loan  shall be
                           secured  solely by shares of Company  Stock  acquired
                           with the  proceeds  of the loan  and  shares  of such
                           stock  that were used as  collateral  on a prior loan
                           which was repaid  with the  proceeds  of the  current
                           loan.  Such  stock  pledged  as  collateral  shall be
                           placed in a Suspense Account and released pursuant to
                           Subsection  7.06(b),  as the loan is repaid.  Company
                           Stock  released  from the Suspense  Account  shall be
                           allocated   in   the   ratio   that   each   eligible
                           Participant's   Compensation,   bears  to  the  total
                           Compensation,  paid to all  Participants  during  the
                           Plan Year. No person entitled to payment under a loan
                           made  pursuant to this  Section  shall have  recourse
                           against  any Trust Fund  assets  other than the stock
                           used as collateral for the loan,  Sponsoring Employer
                           contributions  of cash  that  are  available  to meet
                           obligations under the loan and earnings  attributable
                           to  such   collateral  and  the  investment  of  such
                           contributions.   Employer   contributions  made  with
                           respect  to any  Plan  Year  during  which  the  loan
                           remains unpaid,  and earnings on such  contributions,
                           shall be deemed available to meet  obligations  under
                           the loan,  unless otherwise  provided by the Employer
                           at the time such contributions are made.

                  (b)      RELEASE OF COMPANY STOCK

                           Any pledge of stock as collateral  under this Section
                           shall  provide  for the  release of shares so pledged
                           upon the payment of any  portion of the loan.  Shares
                           so pledged shall be released in the proportion of the
                           principal and interest, paid on the loan for the Plan
                           Year bears to the  aggregate  principal and interest,
                           paid for the  current  Plan  Year and each  Plan Year
                           thereafter,     as     provided     in     Regulation
                           54.4975-7(b)(8).

                  (c)      REPAYMENT OF THE LOAN

                           Payments of principal  and interest on any loan under
                           this  Section  shall  be made by the  Trustee  at the
                           direction of the Committee  solely from: (i) employer
                           contributions available to meet obligations under the
                           loan,  (ii)  earnings  from  the  investment  of such
                           contributions,  (iii) earnings  attributable to stock
                           pledged  as  collateral  for  the  loan,  (iv)  other
                           dividends  on stock to the extent  permitted  by law,
                           (v) the proceeds of a  subsequent  loan made to repay
                           the loan,  and (vi) the  proceeds  of the sale of any
                           stock  pledged  as  collateral   for  the  loan.  The
                           contributions and earnings  available to pay the loan
                           must be accounted  for  separately  by the  Committee
                           until the loan is repaid.

                  (d)      ALLOCATIONS TO INDIVIDUAL ACCOUNT

                                       37

                           Subject to the  limitations  in Section 4.5 on annual
                           additions  to  a  Participant's  Individual  Account,
                           assets released from a Suspense  Account by reason of
                           payment made on a loan shall be allocated immediately
                           upon such payment to the account of all  Participants
                           who  then  would  be  entitled  to an  allocation  of
                           contributions  if such  payment  had been made on the
                           last day of the Plan Year.

Section 7.7       DISPOSITION OF DIVIDENDS ON COMPANY STOCK

                  (a)      DISTRIBUTION TO DIVIDEND ELIGIBLE PARTICIPANT

                           Effective   January  1,  1998,   the  Trustee   shall
                           distribute  dividends  paid  on  Company  Stock  to a
                           Dividend Eligible  Participant,  no later than ninety
                           (90) days  after the end of the Plan Year  which said
                           dividends are paid.

                  (b)      ALLOCATION OF DIVIDEND TO INDIVIDUAL ACCOUNTS

                           Effective January 1, 1998, the Trustee shall allocate
                           dividends  paid  on  Company  Stock,  which  are  not
                           otherwise    distributed    to   Dividend    Eligible
                           Participants under Subsection 7.7(a) of this Section,
                           to the Individual  Account as provided for in Section
                           4.3 of the Plan.

Section 7.8       VOTING OF STOCK AND OTHER STOCK RIGHTS

                  (a)      VOTING

                           Common Stock,  including  fractional shares,  held by
                           the Trustee for a  Participant's  Individual  Account
                           and  invested in the LG&E Energy  Corp.  Common Stock
                           Fund,  shall be voted by the  Trustee at each  annual
                           meeting   and  at  each   special   meeting   of  the
                           stockholders  of the Company at the  direction of the
                           Participant to whose Individual Account such stock is
                           credited to the extent such vote would be  consistent
                           with the  Trustee's  duties under ERISA.  The Trustee
                           shall cause each  Participant  to be provided  with a
                           copy of a notice of each such stockholder meeting and
                           the proxy statement of the Company, together with the
                           appropriate  form for the Participant to indicate his
                           voting  instructions.  If the  instructions  are  not
                           timely  received by the Trustee  with respect to such
                           stock, the Trustee shall vote the uninstructed  stock
                           in the same proportion as the instructed stock to the
                           extent  such  vote  would  be  consistent   with  the
                           Trustee's duties under ERISA.

                  (b)      TENDER OFFER

                           Common Stock,  including  fractional shares,  held by
                           the Trustee for a  Participant's  Individual  Account
                           and invested in the LG&E Energy Corp.  Commons  Stock
                           Fund,  shall be tendered by the Trustee pursuant to a

                                       38

                           tender offer as directed by the  Participant to whose
                           Individual  Account  such  stock is  credited  to the
                           extent  such  tender  would  be  consistent  with the
                           Trustee's duties under ERISA. The Trustee shall cause
                           each  Participant  to be provided  with notice of any
                           such tender offer as the Trustee receives as a holder
                           of record, and which the Trustee reasonably  believes
                           also was received by shareholders  generally, as soon
                           as  practicable   after  the  Trustee  receives  such
                           statements   or   information,   together   with   an
                           appropriate  form for the Participant to indicate his
                           or her  instruction  regarding any such tender offer.
                           If  instructions  are  not  timely  received  by  the
                           Trustee with respect to any such stock or if there is
                           any unallocated  stock,  the Trustee shall tender the
                           shares of such  uninstructed or unallocated  stock in
                           the same proportion as the Trustee actually  receives
                           timely  instruction  to tender shares of stock to the
                           extent  such  tender  would  be  consistent  with the
                           Trustee's duties under ERISA.

Section 7.9       SECTION 16 COMPLIANCE

                  It is the  intention  of the  Company  that  the  Plan and the administration of the Plan comply in all respects with Section
                  16 of the  Securities  Exchange  Act of 1934 (the  "Act"),  as
                  amended and the rule and regulation promulgated thereunder. If any Plan provision, or any aspect of the administration of the
                  Plan, is found not to be in compliance  with Section 16 of the
                  Act, the provision or administration  shall be deemed null and void,  and in all events the Plan shall be  construed in favor of its  meeting  the  requirements  of Rule 16b-3  promulgated under  the Act.  Notwithstanding  anything  in the Plan to the contrary, the Committee, in its discretion,  may bifurcate the
                  Plan so as to  restrict,  limit  or  condition  the use of any provision  of the  Plan to  Participants  who are  subject  to
                  Section 16 of the Act  without  so  restricting,  limiting  or conditioning the Plan with respect to other Participants.

                                       39

                                    ARTICLE 8

                                     FUNDING

Section 8.1       CONTRIBUTIONS

                  Contributions  by the  Employer  and by  the  Participants  as
                  provided  for in Article 3 shall be paid over to the  Trustee.
                  All contributions by the Employer shall be irrevocable, except as herein  provided,  and may be used  only for the  exclusive benefit of the  Participants,  Former  Participants  and their
                  Beneficiaries.

Section 8.2       TRUSTEE

                  The Sponsoring Employer has entered into an agreement with the
                  Trustee  whereunder  the  Trustee  will  receive,  invest  and administer as a trust fund  contributions made under this Plan in accordance with the Trust Agreement.

                  Such Trust Agreement is incorporated by reference as a part of the Plan, and the rights of all persons  hereunder are subject to the  terms of the  Trust  Agreement.  The  Trust  Agreement specifically provides,  among other things, for the investment and  reinvestment  of the Fund  and the  income  thereof,  the
                  management  of  the  Trust  Fund,  the   responsibilities  and
                  immunities  of  the  Trustee,   removal  of  the  Trustee  and
                  appointment of a successor,  accounting by the Trustee and the disbursement of the Trust Fund.

                  The Trustee shall,  in accordance with the terms of such Trust
                  Agreement,  accept  and  receive  all sums of money paid to it from time to time by the  Employer,  and shall  hold,  invest, reinvest, manage and administer such moneys and the increment, increase,  earnings and income thereof as a trust fund for the exclusive benefit of the Participants, Former Participants and their  Beneficiaries or the payment of reasonable  expenses of administering the Plan.

                  In the event that  affiliated or subsidiary  Employers  become signatory hereto, completely independent records, allocations, and contributions  shall be maintained for each Employer.  The
                  Trustee  may  invest  all  funds  without  segregating  assets between or among signatory Employers.

                                       40

                                    ARTICLE 9

                                   FIDUCIARIES

Section 9.1       GENERAL

                  Each   Fiduciary   who  is   allocated   specific   duties  or
                  responsibilities  under the Plan or any  Fiduciary who assumes such a  position  with the Plan  shall  discharge  his  duties
                  solely   in  the   interest   of  the   Participants,   Former
                  Participants and  Beneficiaries  and for the exclusive purpose of  providing  such  benefits  as  stipulated  herein  to such
                  Participants,   Former  Participants  and  Beneficiaries,   or
                  defraying  reasonable expenses of administering the Plan. Each
                  Fiduciary,  in carrying out such duties and  responsibilities, shall act with the care, skill,  prudence, and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in exercising such authority or duties.

                  A Fiduciary may serve in more than one Fiduciary  capacity and may employ one or more persons to render advice with regard to his Fiduciary responsibilities. If the Fiduciary is serving as such without compensation, all expenses reasonably incurred by such  Fiduciary  shall be paid from the  Trust  Fund or by the
                  Employer.

                  A Fiduciary may delegate any of his  responsibilities  for the operation  and  administration  of the Plan.  In limitation of this right, a Fiduciary may not delegate any  responsibilities as contained  herein  relating to the management or control of the Trust Fund except  through the employment of an investment manager as provided in Section 9.3 and in the Trust  Agreement relating to the Fund.

Section 9.2       EMPLOYER

                  The  Employer  established  and  maintains  the  Plan  for the benefit of its Employees and of necessity  retains  control of the operation and  administration  of the Plan. The Sponsoring
                  Employer,  in accordance with specific provisions of the Plan, has as herein indicated, delegated certain of these rights and obligations  to the  Trustee,  and  the  Committee  and  these parties shall be solely responsible for these, and only these, delegated rights and obligations.

                  The Employer shall supply such full and timely information for all matters relating to the Plan as (a) the Committee, (b) the
                  Trustee,  and (c) the accountant engaged on behalf of the Plan by the  Sponsoring  Employer  may  require  for the  effective discharge of their respective duties.

                                       41

Section 9.3       TRUSTEE

                  The Trustee,  in accordance  with the Trust  Agreement,  shall have exclusive  authority and discretion to manage and control the Trust Fund, except that the Sponsoring Employer may in its discretion  employ  at any  time  and  from  time  to  time an
                  Investment  Manager to direct the Trustee  with respect to all or a  designated  portion of the assets  comprising  the Trust
                  Fund.

Section 9.4       BENEFITS COMMITTEE

                  (a)      The Board of the Sponsoring  Employer shall appoint a
                           Committee  of not less than three (3) persons to hold
                           office at the pleasure of the Board,  such  committee
                           to be  known  as  the  401(k)  Savings  Committee  or
                           Committee,  and effective  June 5, 1996, the Benefits
                           Committee,    collectively    the    Committee.    No
                           compensation  shall be paid members of the  Committee
                           from the Trust Fund for  service  on such  Committee.
                           The  Committee  shall choose from among its members a
                           chairperson  and  a  secretary.  Any  action  of  the
                           Committee  shall  be  determined  by  the  vote  of a
                           majority  of its  members.  Either  the  chair or the
                           secretary  may  execute  any  certificate  or written
                           direction on behalf of the Committee.

                  (b)      Every  decision and action of the Committee  shall be
                           valid if  concurrence is by a majority of the members
                           then in office,  which concurrence may be had without
                           a formal meeting.

                  (c)      In  accordance  with  the  provisions   hereof,   the
                           Committee has been delegated  certain  administrative
                           functions  relating  to  the  Plan  with  all  powers
                           necessary  to  enable it  properly  to carry out such
                           duties.  Except as  provided  in  Section  10.1,  the
                           Committee  shall  have no power in any way to modify,
                           alter, add to or subtract from, any provisions of the
                           Plan;   provided,   however  that  the  Committee  is
                           authorized,  acting by a majority of its members then
                           in office, to make certain technical and non-material
                           changes  in the Plan.  The  Committee  shall have the
                           power  and  authority  in  its  sole,   absolute  and
                           uncontrolled  discretion  to  control  and manage the
                           operation  and  administration  of the Plan and shall
                           have  all  powers   necessary  to  accomplish   these
                           purposes.  The  responsibility  and  authority of the
                           Committee shall include, but shall not be limited to,
                           (i)  determining   all  questions   relating  to  the
                           eligibility   of  employees  to   participate;   (ii)
                           determining  the amount and kind of benefits  payable
                           to any  Participant,  spouse  or  Beneficiary;  (iii)
                           establishing and reducing to writing and distributing
                           to any Participant or Beneficiary a claims  procedure
                           and  administering  that  procedure,   including  the
                           processing   and   determination   of   all   appeals
                           thereunder;  (iv)  interpreting the provisions of the
                           Plan  including  the  publication  of  rules  for the
                           regulation  of the Plan as in its sole,  absolute and
                           uncontrolled   discretion  are  deemed  necessary  or
                           advisable  and  which are not  inconsistent  with the
                           express  terms  hereof,  the  Code  or  the  Employee
                           Retirement  Income  Security Act of 1974, as

                                       42

                           amended,   and  (v)   execution  of   amendments   in
                           accordance  with Section 13.1. All  disbursements  by
                           the  Trustee,  except for the  ordinary  expenses  of
                           administration of the Trust Fund or the reimbursement
                           of  reasonable  expenses  at  the  direction  of  the
                           Sponsoring  Employer,  as provided  herein,  shall be
                           made  upon,  and  in  accordance  with,  the  written
                           directions  of the  Committee.  When the Committee is
                           required in the  performance of its duties  hereunder
                           to   administer   or   construe,   or  to   reach   a
                           determination,  under  any of the  provisions  of the
                           Plan,  it shall  do so on a  uniform,  equitable  and
                           nondiscriminatory basis.

                  (d)      The Committee shall establish rules and procedures to
                           be followed by the Participants,  Former Participants
                           and Beneficiaries in filing applications for benefits
                           and for furnishing and verifying  proofs necessary to
                           establish  age,   Service,   and  any  other  matters
                           required  in  order  to  establish  their  rights  to
                           benefits in accordance  with the Plan.  Additionally,
                           the Committee shall establish  accounting  procedures
                           for the purpose of making the allocations, valuations
                           and adjustments to Participants' accounts. Should the
                           Committee  determine  that the strict  application of
                           its  accounting  procedures  will  not  result  in an
                           equitable and nondiscriminatory  allocation among the
                           accounts   of   Participants,   it  may   modify  its
                           procedures  for the purpose of achieving an equitable
                           and non-discriminatory  allocation in accordance with
                           the general  concepts of the Plan,  provided  however
                           that such  adjustments  to achieve  equity  shall not
                           reduce   the  vested   portion  of  a   Participant's
                           interest.

                  (n)      The Committee  may employ such counsel,  accountants,
                           and other  agents  as it shall  deem  advisable.  The
                           Sponsoring  Employer  shall pay,  or cause to be paid
                           from  the  Trust  Fund,  the   compensation  of  such
                           counsel,  accountants, and other agents and any other
                           expenses   incurred   by   the   Committee   in   the
                           administration of the Plan and Trust.

Section 9.5       CLAIMS PROCEDURES

                  (a)      The  Committee  shall  receive all  applications  for
                           benefits.  Upon  receipt by the  Committee of such an
                           application,  it shall  determine all facts which are
                           necessary to  establish  the right of an applicant to
                           benefits  under  the  provisions  of the Plan and the
                           amount thereof as herein provided.  Upon request, the
                           Committee  will afford the  applicant  the right of a
                           hearing  with  respect  to any  finding  of  fact  or
                           determination.  The  applicant  shall be  notified in
                           writing of any adverse  decision  with respect to his
                           claim within  ninety (90) days after its  submission.
                           The notice shall be written in a manner calculated to
                           be  understood by the applicant and shall include the
                           items  specified  in items  (1)  through  (4) of this
                           Subsection.

                           (1)      The  specific  reason  or  reasons  for  the
                                    denial;

                                       43

                           (2)      Specific  references to the  pertinent  Plan
                                    provisions on which the denial is based;

                           (3)      A description of any additional  material or
                                    information  necessary  for the applicant to
                                    perfect  the  claim and an  explanation  why
                                    such material or  information  is necessary;
                                    and

                           (4)      An  explanation  of the Plan's  claim review
                                    procedures.

                  (b)      If special circumstances require an extension of time
                           for processing the initial claim, a written notice of
                           the  extension  and  the  reason  therefor  shall  be
                           furnished  to  the  claimant  before  the  end of the
                           initial  ninety  (90) day  period.  In no event shall
                           such extension exceed ninety (90) days.

                  (c)      In the event a claim for benefits is denied or if the
                           applicant  has had no response  to such claim  within
                           ninety (90) days of its submission (in which case the
                           claim  for  benefits  shall be  deemed  to have  been
                           denied),   the  applicant  or  his  duly   authorized
                           representative,  at the applicant's sole expense, may
                           appeal the denial to the Committee  within sixty (60)
                           days of the  receipt of  written  notice of denial or
                           sixty (60) days from the date such claim is deemed to
                           be denied.  In pursuing  such appeal the applicant or
                           his duly authorized representative:

                           (1)      May  request in writing  that the  Committee
                                    review the denial;

                           (2)      May review pertinent documents; and

                           (3)      May submit issues and comments in writing.

                  (d)      The  decision on review  shall be made  within  sixty
                           (60)  days of  receipt  of the  request  for  review,
                           unless special  circumstances require an extension of
                           time for  processing,  in which case a decision shall
                           be rendered as soon as  possible,  but not later than
                           one  hundred  twenty  (120) days  after  receipt of a
                           request for review.  If such an  extension of time is
                           required,  written  notice of the extension  shall be
                           furnished  to  the  claimant  before  the  end of the
                           original  sixty  (60) day  period.  The  decision  on
                           review shall be made in writing,  shall be written in
                           a manner calculated to be understood by the claimant,
                           and  shall   include   specific   references  to  the
                           provisions of the Plan on which such denial is based.
                           If the decision on review is not furnished within the
                           time  specified  above,  the  claim  shall be  deemed
                           denied on review.

Section 9.6       RECORDS

                  All acts and  determinations  of the  Committee  shall be duly recorded  by  the  secretary  thereof  and  all  such  records together  with such other  documents  as may

                                       44

                  be necessary in exercising  his duties under the Plan shall be preserved in the custody of such  secretary.  Such records and documents  shall at all times be open for  inspection  and for the purpose of making  copies by any person  designated by the
                  Sponsoring  Employer.  The Committee shall provide such timely
                  information,   resulting   from   the   application   of   its
                  responsibilities  under the Plan, as needed by the Trustee and the accountant engaged on behalf of the Plan by the Sponsoring
                  Employer,  for the  effective  discharge  of their  respective duties.

                                       45

                                   ARTICLE 10

                      AMENDMENT AND TERMINATION OF THE PLAN

Section 10.1      AMENDMENT OF THE PLAN

                  The  Sponsoring  Employer  shall have the right at any time by action  of the  Board to  modify,  alter or amend  the Plan in whole or in part; effective September 1, 1994 the Committee in the case of non-material amendments,  provided,  however, that the duties,  powers and  liability  of the  Trustee  hereunder shall  not be  increased  without  its  written  consent;  and provided,  further,  that the amount of benefits which, at the time of any such modification,  alteration or amendment, shall have  accrued  for  any  Participant,  Former  Participant  or
                  Beneficiary hereunder shall not be adversely affected thereby;
                  and provided,  further,  that no such amendment shall have the effect of reverting to the Employer any part of the  principal or income of the Trust Fund.  No  amendment  to the Plan shall decrease the balance of a Participant's  Individual Account or eliminate an optional form of distribution.

Section 10.2      TERMINATION OF THE PLAN

                  The   Sponsoring   Employer   expects  to  continue  the  Plan
                  indefinitely,  but continuance is not assumed as a contractual obligation and the Sponsoring  Employer  reserves the right at any time by action of the Board to terminate its participation
                  in  the  Plan.  If  the  Sponsoring   Employer  terminates  or
                  partially   terminates  its   participation  in  the  Plan  or
                  permanently  discontinues its  Contributions at any time, each
                  Participant  affected  thereby  shall be then  vested with the amount to the credit in his Individual Account.

                  In the event of termination or partial termination of the Plan by the  Sponsoring  Employer,  the  Committee  shall value the
                  Trust Fund as of the date of termination.  That portion of the
                  Trust Fund for which the Plan has not been terminated shall be unaffected.

Section 10.3      RETURN OF CONTRIBUTIONS

                  It is intended  that this Plan shall be approved and qualified under the Code and Regulations  issued thereunder with respect to  Employees'  Plans  and  Trusts  (1)  so as to  permit  the
                  Employer to deduct for federal income tax purposes the amounts of contributions  to the Trust;  (2) so that  contributions so made and the  income of the Trust  Fund will not be taxable to
                  Participants as income until received;  (3) so that the income of the Trust Fund shall be exempt from federal income tax. Any
                  Employer  Contributions and Salary Redirection are made to the
                  Plan  conditioned  on there  deductibility  under Code Section
                  404. In the event the  Commissioner of Internal Revenue or his delegate  rules  that the  deduction  for all or a part of any
                  Employer  Contribution (or Salary  Redirection) is not allowed under Code Section  404,  the  Employer  reserves the right to recover that portion or all of their

                                       46

                  contributions  for which no deduction  is allowed  (reduced by any  losses),  provided  such  recovery is made within one (1)
                  year of the  disallowance,  but only if the application or the qualification is made by the time prescribed by law for filing the  Employer's  return for the taxable year in which the Plan is  adopted,  or  such  later  date  as the  Secretary  of the
                  Treasury may prescribe.

                                       47

                                   ARTICLE 11

                                  MISCELLANEOUS

Section 11.1      GOVERNING LAW

                  The  Plan  shall  be  construed,  regulated  and  administered according to the laws of the Commonwealth of Kentucky,  except in those areas  preempted by the laws of the United  States of
                  America.

Section 11.2      CONSTRUCTION

                  The headings and  subheadings  in the Plan have been  inserted for  convenience  of  reference  only and shall not affect the construction of the provisions  hereof.  The words and phrases defined  in  Article 1 when used in this Plan with an  initial capital letter shall have the meanings specified in Article 1, unless a different meaning is clearly required by the context.
                  Any  words  herein  used in the  masculine  shall  be read and construed in the feminine where they would so apply.  Words in the singular shall be read and construed as though used in the plural in all cases where they would so apply.

Section 11.3      ADMINISTRATION EXPENSES

                  The  expenses  of  administering  the Trust  Fund and the Plan shall be paid from the Trust Fund, unless they are paid by the
                  Employer.

Section 11.4      PARTICIPANT'S RIGHTS

                  No  Participant  in the Plan  shall  acquire  any  right to be retained in the Employer's  employ by virtue of the Plan, nor, upon his  dismissal,  or upon  his  voluntary  termination  of employment,  shall he have any right or interest in and to the
                  Trust Fund other than as  specifically  provided  herein.  The
                  Employer  shall not be liable for the  payment of any  benefit provided for herein;  all benefits  hereunder shall be payable only from the Trust Fund.

Section 11.5      SPENDTHRIFT CLAUSE

                  To  the  extent  permitted  by  law,  none  of  the  benefits, payments,  proceeds, or distributions under this Plan shall be subject  to the  claim  of any  creditor  of the  Participant,
                  Former  Participant  or any  Beneficiary  hereunder  or to any legal  process by any  creditor  of such  Participant,  Former
                  Participant  or any such  Beneficiary;  and neither shall such
                  Participant,  Former  Participant or any such Beneficiary have any right to alienate,  commute,  anticipate, or assign any of the benefits,  payments,  proceeds or distributions under this
                  Plan. The preceding sentence shall also apply to the creation, assignment,  or recognition of a right to any benefit  payable with respect to a Participant pursuant to a domestic relations

                                       48

                  order,  unless  such  order is  determined  to be a  qualified domestic  relations order, as defined in Section 414(p) of the
                  Code, or any domestic  relations  order entered before January
                  1, 1985,  under which  payments have  commenced  prior to such date.

                  This Plan specifically  permits a distribution to an alternate payee under a qualified  domestic relations order at any time, irrespective  of whether  the  Participant  has  attained  his earliest  retirement  age  under  the  Plan.  Nothing  in this
                  Section  10.5  gives  a  Participant  a  right  to  receive  a distribution  at a time otherwise not permitted under the Plan nor does it permit  the  alternate  payee to receive a form of payment not permitted under the Plan.

Section 11.6      MERGER, CONSOLIDATION OR TRANSFER

                  In the event of the merger or  consolidation  of the Plan with another  plan or  transfer of assets or  liabilities  from the
                  Plan  to  another   plan,   each  then   Participant,   Former
                  Participant  or  Beneficiary  shall  not,  as a result of such
                  event,   be  entitled  on  the  day  following   such  merger,
                  consolidation  or transfer  under the  termination of the Plan provisions  to a  lesser  benefit  than  the  benefit  he  was entitled to on the date prior to the merger,  consolidation or transfer if the Plan had then terminated.

Section 11.7      COUNTERPARTS

                  The Plan and the Trust Agreement may be executed in any number of  counterparts,  each of which shall  constitute but one and the same instrument and may be  sufficiently  evidenced by any one counterpart.

                              * * * * * * * * * * *
                                   SIGNATURES

         IN WITNESS  WHEREOF,  the  Employer has caused this Plan to be executed this _______ day of _________________, ______, but effective January 1, 1998.

Witness:                                    LOUISVILLE GAS AND ELECTRIC COMPANY

__________________________                  By:  _______________________________

                                       49